                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-2503

                   RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 8/31

Date of reporting period: 8/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
DIVERSIFIED BOND FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
AUGUST 31, 2007
(Prospectus also enclosed)


RIVERSOURCE DIVERSIFIED BOND FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
A HIGH LEVEL OF CURRENT INCOME
WHILE CONSERVING THE VALUE OF THE
INVESTMENT FOR THE LONGEST PERIOD
OF TIME.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      8

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     17

Financial Statements................     36

Notes to Financial Statements.......     42

Report of Independent Registered
   Public Accounting Firm...........     69

Federal Income Tax Information......     70

Board Members and Officers..........     75

Approval of Investment Management
   Services Agreement...............     79

Proxy Voting........................     81

Change in Independent Registered
   Public Accounting Firm...........     82

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT AUG. 31, 2007
FUND OBJECTIVE

RiverSource Diversified Bond Fund seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.
SECTOR BREAKDOWN

Percentage of portfolio assets

                                  (PIE CHART)


Mortgage-Backed                                               45.0%
Corporate Bonds(1)                                            22.8%
U.S. Government Obligations & Agencies                        16.7%
Commercial Mortgage-Backed                                    11.8%
Asset-Backed                                                   2.3%
Cash & Cash Equivalents(2)                                     1.4%

(1) Includes Telecommunications 5.6%, Financials 4.9%, Utilities 3.4%, Consumer Discretionary 2.9%, Consumer Staples 2.4%, Health Care 1.3%, Energy 0.9%, Materials 0.9% and Industrials 0.5%.
(2)  Due to security lending activity.
QUALITY BREAKDOWN

Percentage of bond portfolio assets

                                  (PIE CHART)

AAA Bonds                                                     75.8%
BBB Bonds                                                     12.3%
Non-Investment Grade Bonds                                     6.1%
A Bonds                                                        4.2%
AA Bonds                                                       1.6%
Non-Rated Bonds                                                0.0%

Bond ratings apply to underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.2% of the bond portfolio assets were determined through internal analysis.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

--------------------------------------------------------------------------------

                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT AUG. 31, 2007

STYLE MATRIX


        DURATION
SHORT    INT.     LONG
            X                  HIGH
            X                 MEDIUM     QUALITY
                               LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Jamie Jackson, CFA                  19
Scott Kirby                         28
Tom Murphy, CFA                     21
Nicholas Pifer, CFA                 17
Jennifer Ponce de Leon              18

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INBNX          10/03/74
Class B                     ININX          03/20/95
Class C                     AXBCX          06/26/00
Class I                     RDBIX          03/04/04
Class R2                       --          12/11/06
Class R3                    RSDBX          12/11/06
Class R4(1)                 IDBYX          03/20/95
Class R5                    RSVBX          12/11/06
Class W                     RVBWX          12/01/06
(1) Effective Dec. 11, 2006, Class Y was renamed Class
    R4.
Total net assets                        $2.944 billion
Number of holdings                              492
Weighted average life(2)                 7.72 years
Effective duration(3)                    4.43 years
Weighted average bond rating(4)                  AA

(2) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.
(3) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.
(4) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

--------------------------------------------------------------------------------

 4 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2007

                                  (BAR CHART)

RiverSource Diversified Bond fund Class A
  (excluding sales charges)                             +5.54

Lehman Brothers Aggregate Bond Index (unmanaged)        +5.26

Lipper Intermediate Investment Grade Index              +4.44

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                  TOTAL                   NET EXPENSES(A)
Class A                                           0.97%                        0.89%
Class B                                           1.73%                        1.65%
Class C                                           1.73%                        1.65%
Class I                                           0.56%                        0.53%
Class R2(b)                                       1.36%                        1.33%
Class R3(b)                                       1.11%                        1.08%
Class R4(c)                                       0.86%                        0.77%
Class R5(b)                                       0.61%                        0.58%
Class W(d)                                        1.01%                        0.98%

(a) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.53% for Class I, 1.33% for Class R2, 1.08% for Class R3, 0.77% for Class R4, 0.58% for Class R5 and 0.98% for Class W.
(b)  Inception date for Class R2, Class R3 and Class R5 was Dec. 11, 2006.
(c)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(d)  Inception date for Class W is Dec. 1, 2006.

--------------------------------------------------------------------------------

                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT AUG. 31, 2007
                                                                               SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 10/3/74)         +5.54%   +3.84%    +4.39%     +4.81%     +9.07%
 Class B (inception 3/20/95)         +4.74%   +2.99%    +3.61%     +4.02%     +5.26%
 Class C (inception 6/26/00)         +4.73%   +2.98%    +3.60%       N/A      +4.49%
 Class I (inception 3/4/04)          +5.90%   +4.20%      N/A        N/A      +4.02%
 Class R2 (inception 12/11/06)         N/A      N/A       N/A        N/A      +2.70%*
 Class R3 (inception 12/11/06)         N/A      N/A       N/A        N/A      +2.90%*
 Class R4** (inception 3/20/95)      +5.49%   +3.87%    +4.52%     +4.94%     +6.20%
 Class R5 (inception 12/11/06)         N/A      N/A       N/A        N/A      +3.25%*
 Class W (inception 12/01/06)          N/A      N/A       N/A        N/A      +2.71%*

WITH SALES CHARGE
 Class A (inception 10/3/74)         +0.52%   +2.17%    +3.38%     +4.30%     +8.91%
 Class B (inception 3/20/95)         -0.26%   +1.74%    +3.26%     +4.02%     +5.26%
 Class C (inception 6/26/00)         +3.73%   +2.98%    +3.60%       N/A      +4.49%

--------------------------------------------------------------------------------

 6 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

AT SEPT. 30, 2007
                                                                               SINCE
WITHOUT SALES CHARGE                 1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
 Class A (inception 10/3/74)         +5.73%   +4.00%    +4.42%     +4.74%     +9.08%
 Class B (inception 3/20/95)         +4.94%   +3.22%    +3.63%     +3.95%     +5.30%
 Class C (inception 6/26/00)         +4.93%   +3.14%    +3.62%       N/A      +4.57%
 Class I (inception 3/4/04)          +6.10%   +4.43%      N/A        N/A      +4.21%
 Class R2 (inception 12/11/06)         N/A      N/A       N/A        N/A      +3.67%*
 Class R3 (inception 12/11/06)         N/A      N/A       N/A        N/A      +3.90%*
 Class R4** (inception 3/20/95)      +5.69%   +4.10%    +4.54%     +4.87%     +6.24%
 Class R5 (inception 12/11/06)         N/A      N/A       N/A        N/A      +4.29%*
 Class W (inception 12/01/06)          N/A      N/A       N/A        N/A      +3.71%*

WITH SALES CHARGE
 Class A (inception 10/3/74)         +0.71%   +2.33%    +3.40%     +4.23%     +8.92%
 Class B (inception 3/20/95)         -0.06%   +1.97%    +3.28%     +3.95%     +5.30%
 Class C (inception 6/26/00)         +3.93%   +3.14%    +3.62%       N/A      +4.57%

Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

  * Not annualized.
 ** Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, the portfolio management team for RiverSource Diversified Bond Fund discusses the Fund's results and positioning for the 12 months ended Aug. 31, 2007.

Q: How did RiverSource Diversified Bond Fund perform for the annual period?

A: RiverSource Diversified Bond Fund's Class A shares (excluding sales charge) returned 5.54% for the 12 months ended Aug. 31, 2007. The Fund outperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 5.26%. The Fund also outperformed its peer group, as represented by the Lipper Intermediate Investment Grade Index, which returned 4.44% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: The Fund outperformed its benchmark and peer group due primarily to effective issue selection within mortgage-backed securities, investment grade corporate bonds and U.S. agency securities. Strategic duration positioning also contributed positively to the Fund's results, especially in early 2007 when its shorter duration than the Lehman Index enabled the Fund to take advantage of rising interest rates. Duration is a measure of the Fund's sensitivity to interest rate changes.

   Fixed income market returns, in general, were bolstered by a decline in interest rates across the yield curve, or range of maturities, during the last three months of the period. The boost to the fixed income market was partially offset by the lagging performance of non-Treasury securities, as investors became increasingly risk averse given their concerns about subprime mortgage loan losses and signs of a less favorable economic environment for businesses. All told, the yield on the 10-year U.S. Treasury declined approximately 19 points (0.19%) over the 12 months. Shorter maturity Treasuries fell even more; longer maturity Treasuries fell slightly less.

   THE FUND OUTPERFORMED ITS BENCHMARK AND PEER GROUP DUE PRIMARILY TO EFFECTIVE ISSUE SELECTION WITHIN MORTGAGE-BACKED SECURITIES, INVESTMENT GRADE CORPORATE BONDS AND U.S. AGENCY SECURITIES.


--------------------------------------------------------------------------------

 8 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   Given investors' reduced appetite for risk as the period progressed, the Fund's significant allocations to mortgage-backed securities and commercial mortgage-backed securities (CMBS) hurt its performance, as these sectors -- regardless of the quality of the individual securities' underlying mortgage loans -- suffered from subprime mortgage fears and underperformed the broader fixed income market. Similarly, an exposure to high yield corporate bonds, including bank loans, detracted from the Fund's results. Having posted positive returns earlier in the fiscal year, this sector slipped significantly during the last three months of the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: As indicated above, we strategically adjusted the Fund's duration positioning during the period, shifting between a neutral-to-the-Lehman Index and a shorter-than-the-Lehman Index stance as interest rates moved within a wide range during the 12 months. The Fund ended the period with a shorter duration than the Lehman Index.

   We increased the Fund's allocations to mortgage-backed securities, CMBS and agency securities during the fiscal year. We also added to the Fund's exposure to high yield corporate bonds, particularly bank loans. Although this exposure detracted from the Fund's results during the period, we expect such positioning to ultimately prove prudent as the markets calm and the strong underlying economic and credit fundamentals prevail over near-term uncertainties. The Fund's portfolio turnover rate for the annual period was 295%.*

* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. We expect this activity to enhance the returns of the Fund.

--------------------------------------------------------------------------------

                      RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS

   WE ALSO BELIEVE INTEREST RATES ARE LIKELY TO RISE SOMEWHAT OVER THE NEXT SEVERAL QUARTERS, INCREASING TO LEVELS SEEN EARLIER IN 2007.


Q: What is the Fund's tactical view and strategy for the months ahead?

A: The lagging performance by non-Treasury sectors toward the end of the period has led, in our view, to compelling potential value in a number of these sectors, especially given our belief that recent concerns over liquidity and financial market stability may subside over the near term. We also believe interest rates are likely to rise somewhat over the next several quarters, increasing to levels seen earlier in 2007. Following this move, we expect that interest rates may re-settle during 2008, with the yield on the 10-year U.S. Treasury ranging between 4.75% and 5.25%.

   Given this view, we intend to maintain the Fund's comparatively shorter duration stance for the near term. We also intend to increase the Fund's exposure to non-Treasury sectors, as their spreads -- or the difference in yields between these sectors and equivalent-duration U.S. Treasuries -- have widened to offer more attractive yield compensation than U.S. Treasuries. We expect to increase the Fund's allocations to CMBS, mortgage-backed securities, agency securities, high yield corporate bonds and bank loans. As always, we will maintain a disciplined focus on individual security selection.

   Of course, given the volatility of the current fixed income market, we will continue to closely monitor Fed policy shifts, economic data releases, supply/demand factors and interest rate movements, and adjust the portfolio's holdings and duration stance if necessary.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Bond Fund Class A shares (from 9/1/97 to 8/31/07) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

                                                                                          SINCE
Results at Aug. 31, 2007                  1 YEAR     3 YEARS    5 YEARS    10 YEARS    INCEPTION(3)
RIVERSOURCE DIVERSIFIED BOND FUND (INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,052    $10,665    $11,808    $15,233       $165,915
        Average annual total return         +0.52%     +2.17%     +3.38%     +4.30%         +8.91%
LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
        Cumulative value of $10,000       $10,526    $11,152    $12,349    $17,982            N/A
        Average annual total return         +5.26%     +3.70%     +4.31%     +6.04%           N/A
LIPPER INTERMEDIATE INVESTMENT GRADE INDEX(2)
        Cumulative value of $10,000       $10,444    $11,078    $12,390    $17,267            N/A
        Average annual total return         +4.44%     +3.47%     +4.38%     +5.61%           N/A

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)


                                                 RIVERSOURCE DIVERSIFIED
                                                    BOND FUND CLASS A       LEHMAN BROTHERS AGGREGATE      LIPPER INTERMEDIATE
                                                 (INCLUDES SALES CHARGE)          BOND INDEX(1)         INVESTMENT GRADE INDEX(2)
                                                 -----------------------    -------------------------   -------------------------
'97                                                     $ 9,525                     $10,000                     $10,000
'98                                                      10,135                      11,057                      10,950
'99                                                      10,303                      11,145                      10,998
'00                                                      10,784                      11,988                      11,722
'01                                                      11,914                      13,469                      13,165
'02                                                      12,287                      14,561                      13,935
'03                                                      12,890                      15,196                      14,685
'04                                                      13,604                      16,127                      15,586
'05                                                      14,200                      16,797                      16,269
'06                                                      14,433                      17,084                      16,533
'07                                                      15,233                      17,982                      17,267

(1) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
(3) Fund data is from Oct. 3, 1974. The Fund began operating before the inception of the Lehman Brothers Aggregate Bond Index and Lipper peer group.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

                             BEGINNING        ENDING         EXPENSES
                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                           MARCH 1, 2007   AUG. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                  $1,000         $1,007.80         $4.50(c)         .89%
   Hypothetical               $1,000         $1,020.72         $4.53(c)         .89%
   (5% return before
   expenses)
 Class B
   Actual(b)                  $1,000         $1,003.90         $8.33(c)        1.65%
   Hypothetical               $1,000         $1,016.89         $8.39(c)        1.65%
   (5% return before
   expenses)
 Class C
   Actual(b)                  $1,000         $1,003.90         $8.28(c)        1.64%
   Hypothetical               $1,000         $1,016.94         $8.34(c)        1.64%
   (5% return before
   expenses)
 Class I
   Actual(b)                  $1,000         $1,011.60         $2.74(c)         .54%
   Hypothetical               $1,000         $1,022.48         $2.75(c)         .54%
   (5% return before
   expenses)
 Class R2
   Actual(b)                  $1,000         $1,005.40         $6.67(c)        1.32%
   Hypothetical               $1,000         $1,018.55         $6.72(c)        1.32%
   (5% return before
   expenses)
 Class R3
   Actual(b)                  $1,000         $1,006.90         $5.36(c)        1.06%
   Hypothetical               $1,000         $1,019.86         $5.40(c)        1.06%
   (5% return before
   expenses)
 Class R4*
   Actual(b)                  $1,000         $1,008.50         $3.70(c)         .73%
   Hypothetical               $1,000         $1,021.53         $3.72(c)         .73%
   (5% return before
   expenses)
 Class R5
   Actual(b)                  $1,000         $1,009.30         $2.89(c)         .57%
   Hypothetical               $1,000         $1,022.33         $2.91(c)         .57%
   (5% return before
   expenses)

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  15

                             BEGINNING        ENDING         EXPENSES
                           ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     ANNUALIZED
                           MARCH 1, 2007   AUG. 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class W
   Actual(b)                  $1,000         $1,007.00         $4.91(c)         .97%
   Hypothetical               $1,000         $1,020.32         $4.94(c)         .97%
   (5% return before
   expenses)

*    Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Aug. 31, 2007: +0.78% for Class A, +0.39% for Class B, +0.39% for Class C, +1.16% for Class I, +0.54% for Class R2, +0.69% for Class R3, +0.85% for Class R4, +0.93% for Class R5 and +0.70% for Class W.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.53% for Class I, 1.33% for Class R2, 1.08% for Class R3, 0.77% for Class R4, 0.58% for Class R5 and 0.98% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Sept. 1, 2007. If this change had been in place for the entire six month period ended Aug. 31, 2007, the actual expenses paid would have been $8.33 for Class C, $2.69 for Class I, $3.90 for Class R4, $2.94 for Class R5 and $4.96 for Class W; the hypothetical expenses paid would have been $8.39 for Class C, $2.70 for Class I, $3.92 for Class R4, $2.96 for Class R5 and $4.99 for Class W. The actual and hypothetical expenses paid for Class A, Class B, Class R2 and Class R3 would have been the same as those expenses presented in the table above.

--------------------------------------------------------------------------------

 16 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

INVESTMENTS IN SECURITIES

AUG. 31, 2007
(Percentages represent value of investments compared to net assets)

BONDS (105.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (18.3%)
Federal Farm Credit Bank
  10-10-08                              4.25%   $13,285,000            $13,190,743
Federal Home Loan Bank
  06-18-08                              5.13     14,675,000             14,678,405
  12-29-08                              5.13     11,285,000             11,321,010
Federal Home Loan Mtge Corp
  03-15-09                              5.75      4,385,000              4,441,273
  07-15-09                              4.25     10,000,000              9,908,120
  03-15-31                              6.75     16,550,000             19,605,196
  04-16-37                              6.00     43,260,000             43,250,180
Federal Natl Mtge Assn
  08-15-08                              3.25     86,170,000             85,001,536
  02-16-12                              5.00     30,185,000             30,454,039
  05-18-12                              4.88     20,165,000             20,281,755
  11-15-30                              6.63     72,815,000             84,954,134
  07-15-37                              5.63     14,730,000             15,280,018
Overseas Private Investment
 U.S. Govt Guaranty Series 1996A
  09-15-08                              6.99      1,666,667              1,695,183
U.S. Treasury
  06-30-09                              4.88     57,550,000(q)          58,228,917
  07-31-09                              4.63      6,565,000(q)           6,618,853
  05-15-10                              4.50      1,185,000              1,195,184
  07-31-12                              4.63     14,715,000             14,950,675
  08-15-17                              4.75     24,035,000             24,429,318
  02-15-26                              6.00     19,083,000             21,672,620
U.S. Treasury Inflation-Indexed Bond
  01-15-14                              2.00     57,785,913(s)          56,416,999
                                                                   ---------------
Total                                                                  537,574,158
----------------------------------------------------------------------------------

ASSET-BACKED (2.5%)
Capital Auto Receivables Asset Trust
 Series 2004-1 Cl CTFS
  09-15-10                              2.84      4,200,000              4,194,593
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                              6.15      2,500,000(d)           2,498,572

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ASSET-BACKED (CONT.)
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                              5.62%   $14,700,000(g)          $1,259,262
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                              4.92      1,865,000              1,744,449
Countrywide Asset-Backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                              5.69      5,175,000              5,057,717
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                              5.77      2,268,423(i)           2,200,055
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                              5.67      8,500,000(i)           8,371,174
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                              5.78      8,900,000(d,e)         8,957,591
Hertz Vehicle Financing LLC
 Series 2004-1A Cl A3 (MBIA)
  05-25-09                              2.85      2,600,000(d,e)         2,572,811
Keycorp Student Loan Trust
 Series 2003-A Cl 2A2 (MBIA)
  10-25-25                              5.67        967,830(e,i)           970,249
Master Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                              5.65      8,400,000(i)           8,352,750
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                              5.89      8,875,000(g)           1,803,941
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                              5.88     13,900,000(g)           3,616,224

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  17

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ASSET-BACKED (CONT.)
Natl Collegiate Student Loan Trust
Collateralized Mtge Obligation
Interest Only
Series 2006-4 Cl AIO
  02-27-12                              5.88%   $11,700,000(g)          $2,881,359
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                              5.90      6,250,000(g)           1,759,000
Popular ABS Mtge Pass-Through Trust
 Series 2005-A Cl AF2
  06-25-35                              4.49        117,301                116,823
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                              5.57      4,670,000              4,613,540
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                              6.31      1,380,000              1,026,902
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                              6.66        900,000                674,645
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                              7.01      1,320,000                967,365
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                              5.65      7,225,000(i)           7,148,234
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                              5.45      4,075,000(d)           4,094,103
WFS Financial Owner Trust
 Series 2004-1 Cl D
  08-22-11                              3.17         19,940                 19,912
                                                                   ---------------
Total                                                                   74,901,271
----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (13.0%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                              5.02      4,850,000              4,789,819
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                              5.45      5,825,000              5,694,820

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                              4.00%    $1,983,533             $1,921,310
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                              5.47      5,950,000              5,794,765
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                              5.68     11,775,000             11,863,109
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                              4.15      3,487,857(d)           3,443,896
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                              5.43      2,850,000              2,783,126
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                              5.89     11,550,000             11,549,555
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                              5.40      3,050,000              3,011,088
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                              7.03      8,567,660              8,723,709
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                              5.64      2,550,000(d,i)         2,557,051
Commercial Mtge Pass-Through Ctfs
 Series 2007-C9 Cl A4
  12-10-49                              6.01     12,600,000             12,738,881
Commercial Mtge Pass-Through Ctfs
 Series 2007-FL14 Cl MKL1
  06-15-22                              6.30      9,850,000(d,i)         9,800,750
Credit Suisse Mtge Capital Ctfs
 Series 2006-C2 Cl A3
  03-15-39                              5.85      5,025,000              5,045,327
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                              5.91      5,750,000              5,767,253
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                              6.18      7,400,000              7,541,743
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                              4.60      3,525,000              3,371,172

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 18 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #385683
  02-01-13                              4.83%    $6,116,277             $6,022,463
Federal Natl Mtge Assn #385815
  01-01-13                              4.77      7,011,956              6,856,249
Federal Natl Mtge Assn #555806
  10-01-13                              5.26        471,690                465,686
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                              4.77     10,350,000(d)          10,225,021
GMAC Commercial Mtge Securities
 Series 1999-C1 Cl B
  05-15-33                              6.30      8,000,000              8,067,490
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                              4.88      3,400,000              3,348,659
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                              5.44     16,350,000             16,027,140
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                              4.96      5,900,000              5,828,205
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                              6.18      8,400,000(d,i)         8,232,281
GS Mtge Securities II
 Series 2007-GG10 Cl A4
  08-10-45                              5.99     11,900,000             11,989,255
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                              5.99      4,425,000              4,377,653
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                              4.13      3,751,021              3,635,332
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                              3.97      3,562,855              3,475,363
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                              4.77      6,894,000              6,639,747
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                              4.18      4,000,000              3,903,640
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                              4.48      8,570,883              8,348,315

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                              5.34%    $5,200,000             $5,056,740
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                              5.48      4,275,000              4,222,294
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                              5.49      6,475,000              6,431,032
JPMorgan Chase Commercial Mtge Securities
 Series 2007-LDPX Cl A3
  01-15-49                              5.42     16,000,000             15,580,181
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                              4.56      7,000,000              6,836,054
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                              4.85      6,000,000              5,809,769
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                              3.97      4,475,000              4,259,663
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                              4.93      7,325,000              7,193,077
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                              6.06      4,125,000              4,194,353
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                              5.37      4,900,000              4,773,782
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                              5.42      4,875,000              4,756,949
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
  07-15-40                              5.86      6,350,000              6,381,746
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                              4.34      4,575,000              4,509,425
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                              4.59      4,950,000              4,821,053
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                              5.97      3,425,000              3,472,257

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  19

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
Series 2007-IQ15 Cl A4
  06-11-49                              6.08%    $5,600,000             $5,663,840
TIAA Retail Commercial Trust
 Series 2007-C4 Cl A3
  08-15-39                              6.10      8,500,000(c)           8,535,241
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                              5.08     14,550,000(d)          14,160,801
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                              4.94      4,815,000              4,624,074
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                              5.09      4,667,000              4,574,808
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl A3
  07-15-45                              5.77     11,950,372             11,953,069
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                              5.73      5,075,000              5,034,875
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                              5.31      8,900,000              8,648,747
Wachovia Bank Commercial Mtge Trust
 Series 2007-C31 Cl A4
  04-15-47                              5.51     17,350,000             16,998,308
                                                                   ---------------
Total                                                                  382,332,011
----------------------------------------------------------------------------------

MORTGAGE-BACKED (49.5%)(f,n)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                              5.69      7,580,646(k)           7,581,474
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                              5.94      8,634,712(k)           8,623,832
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                              6.19      6,766,652(k)           6,840,918

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                              6.00%    $6,816,612             $6,691,868
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                              4.75      3,729,443              3,583,764
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
  04-25-34                              6.00      8,654,252              8,589,345
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                              6.00     16,660,970             16,401,807
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                              7.25        632,069(d)             595,725
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                              5.89      6,140,551(k)           6,139,507
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-9 Cl 3A3
  10-25-20                              5.00     27,132,255             26,300,240
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                              5.10      6,025,000(d,k)         5,756,163
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                              6.00     13,600,000(k)          13,319,500
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
  06-25-35                              6.50      2,001,690              2,023,585
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                              7.73      6,218,487(g)           1,050,738

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 20 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2003-11T1 Cl A1
  07-25-18                              4.75%    $3,818,061             $3,668,920
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                              5.50     14,928,280             14,371,375
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                              5.50      5,813,231              5,842,996
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                              5.50      5,890,080              5,920,217
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                              5.50     10,013,264             10,004,880
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                              7.50      5,308,276              5,502,702
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                              5.50      2,708,330              2,699,051
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                              6.00      7,988,368              8,029,342
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                              6.00      8,310,985              8,132,753
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                              6.00     10,000,000             10,095,600
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                              6.00     12,356,857             12,389,479

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
  10-25-37                              6.50%   $20,000,000(j)         $19,646,875
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                              6.01     15,967,790(i)          14,637,770
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-27 Cl 2A1
  12-25-35                              5.50     13,361,552             12,862,689
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                              7.00      6,574,642(d)           6,909,833
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                              5.36      3,756,789(k)           3,753,784
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                              6.50     18,000,000             17,907,188
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                              6.00     10,335,386(k)          10,121,814
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2003-29 Cl 8A1
  11-25-18                              6.00      2,027,217              2,029,162
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                              9.55     42,924,289(g)             382,294
Federal Home Loan Mtge Corp
  09-01-37                              6.50     61,000,000(j)          61,914,999
Federal Home Loan Mtge Corp #170216
  03-01-17                              8.50          7,682                  8,171
Federal Home Loan Mtge Corp #1J1445
  01-01-37                              5.90     13,124,315(k)          13,200,534
Federal Home Loan Mtge Corp #284190
  01-01-17                              8.00            341                    358

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  21

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #290970
  04-01-17                              8.00%        $9,885                $10,344
Federal Home Loan Mtge Corp #295114
  06-01-17                              8.50          3,693                  3,929
Federal Home Loan Mtge Corp #540861
  09-01-19                              8.50         33,499                 35,747
Federal Home Loan Mtge Corp #A00304
  04-01-21                              9.00         46,970                 50,357
Federal Home Loan Mtge Corp #A62544
  06-01-37                              6.00      8,106,420              8,100,509
Federal Home Loan Mtge Corp #B11835
  01-01-19                              5.50        502,437                500,613
Federal Home Loan Mtge Corp #C00103
  03-01-22                              8.50        122,079                130,795
Federal Home Loan Mtge Corp #C00144
  08-01-22                              8.50        111,358                119,412
Federal Home Loan Mtge Corp #C00356
  08-01-24                              8.00        390,728                413,838
Federal Home Loan Mtge Corp #C00666
  10-01-28                              7.00         46,602                 48,203
Federal Home Loan Mtge Corp #C02951
  07-01-37                              6.50     24,963,125             25,340,171
Federal Home Loan Mtge Corp #C53878
  12-01-30                              5.50      1,617,997              1,588,691
Federal Home Loan Mtge Corp #C62993
  01-01-32                              6.50      1,135,757              1,161,398
Federal Home Loan Mtge Corp #C63552
  01-01-32                              6.50      1,735,467              1,780,106
Federal Home Loan Mtge Corp #C64703
  03-01-32                              6.50        991,391              1,014,556
Federal Home Loan Mtge Corp #C67723
  06-01-32                              7.00        797,346                826,555
Federal Home Loan Mtge Corp #C78031
  04-01-33                              5.50      8,896,394              8,721,585
Federal Home Loan Mtge Corp #C79930
  06-01-33                              5.50      7,723,071              7,565,174
Federal Home Loan Mtge Corp #C90767
  12-01-23                              6.00      7,307,024              7,375,724
Federal Home Loan Mtge Corp #D96300
  10-01-23                              5.50      5,004,713              4,945,549
Federal Home Loan Mtge Corp #E01127
  02-01-17                              6.50      1,138,468              1,163,268
Federal Home Loan Mtge Corp #E01419
  05-01-18                              5.50      4,247,554              4,235,794

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #E79810
  11-01-14                              7.50%      $952,062               $990,711
Federal Home Loan Mtge Corp #E90216
  05-01-17                              6.00      1,320,121              1,336,218
Federal Home Loan Mtge Corp #E98725
  08-01-18                              5.00      9,615,590              9,429,100
Federal Home Loan Mtge Corp #E99684
  10-01-18                              5.00      9,634,698              9,446,483
Federal Home Loan Mtge Corp #G00286
  02-01-25                              8.00        153,612                162,698
Federal Home Loan Mtge Corp #G01108
  04-01-30                              7.00      2,957,443              3,059,353
Federal Home Loan Mtge Corp #G01441
  07-01-32                              7.00      2,685,445              2,769,253
Federal Home Loan Mtge Corp #G01535
  04-01-33                              6.00     10,192,550             10,259,085
Federal Home Loan Mtge Corp #G02757
  06-01-36                              5.00     26,392,109             25,135,440
Federal Home Loan Mtge Corp #G11302
  07-01-17                              7.00      3,189,876              3,296,532
Federal Home Loan Mtge Corp #G30225
  02-01-23                              6.00     10,088,513             10,195,293
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                              8.64      4,230,664(g)           1,131,703
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                             10.67      1,504,506(g)              39,767
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                             20.00      3,332,378(g)              73,048
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
  06-15-32                              9.13      6,831,038(g)             381,443

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 22 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Series 1241 Cl K
  03-15-22                              7.00%      $570,583               $568,998
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                              5.50     10,213,966             10,268,501
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                              6.50      3,584,188              3,690,279
Federal Natl Mtge Assn
  09-01-37                              5.50     34,500,000(j)          33,691,388
  09-01-37                              6.00     41,500,000(j)          41,448,124
  09-01-37                              7.00     56,000,000(j)          57,557,471
  10-01-37                              6.00     48,000,000(j)          47,925,023
Federal Natl Mtge Assn #125479
  04-01-27                              7.50        236,065                247,416
Federal Natl Mtge Assn #190899
  04-01-23                              8.50        371,661                392,144
Federal Natl Mtge Assn #190944
  05-01-24                              6.00      5,759,455              5,786,298
Federal Natl Mtge Assn #190988
  06-01-24                              9.00        332,477                354,447
Federal Natl Mtge Assn #231309
  09-01-23                              6.50        151,085                154,501
Federal Natl Mtge Assn #231310
  09-01-23                              6.50        379,461                388,039
Federal Natl Mtge Assn #250330
  09-01-25                              8.00        246,521                260,661
Federal Natl Mtge Assn #250495
  03-01-26                              7.00        596,810                619,041
Federal Natl Mtge Assn #250765
  12-01-26                              8.00        230,929                244,296
Federal Natl Mtge Assn #251116
  08-01-27                              8.00        251,494                266,167
Federal Natl Mtge Assn #252498
  06-01-29                              7.00          5,772                  5,990
Federal Natl Mtge Assn #253883
  08-01-16                              6.00      2,772,025              2,807,905
Federal Natl Mtge Assn #254236
  03-01-17                              6.50      1,649,152              1,683,180
Federal Natl Mtge Assn #254383
  06-01-32                              7.50        354,545                369,739

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #254802
  07-01-18                              4.50%    $2,844,873             $2,737,441
Federal Natl Mtge Assn #254916
  09-01-23                              5.50      9,754,235              9,638,128
Federal Natl Mtge Assn #255788
  06-01-15                              5.50      2,870,981              2,900,432
Federal Natl Mtge Assn #268071
  01-01-24                              6.50        103,967                106,317
Federal Natl Mtge Assn #303226
  02-01-25                              8.00        114,443                120,939
Federal Natl Mtge Assn #313049
  08-01-11                              8.50        696,950                727,849
Federal Natl Mtge Assn #323933
  09-01-29                              7.00      3,824,956              3,969,786
Federal Natl Mtge Assn #408207
  01-01-28                              6.50        145,213                149,108
Federal Natl Mtge Assn #455791
  01-01-29                              6.50        532,019                544,838
Federal Natl Mtge Assn #489888
  05-01-29                              6.50      2,018,616              2,065,600
Federal Natl Mtge Assn #496029
  01-01-29                              6.50      2,369,919              2,431,209
Federal Natl Mtge Assn #50700
  03-01-08                              7.00        198,293                199,693
Federal Natl Mtge Assn #545008
  06-01-31                              7.00      2,408,108              2,504,103
Federal Natl Mtge Assn #545342
  04-01-13                              7.00      1,073,319              1,080,895
Federal Natl Mtge Assn #545684
  05-01-32                              7.50        303,366                317,198
Federal Natl Mtge Assn #545869
  07-01-32                              6.50      2,136,329              2,186,657
Federal Natl Mtge Assn #545885
  08-01-32                              6.50      3,774,242              3,916,909
Federal Natl Mtge Assn #545910
  08-01-17                              6.00      4,768,777              4,836,062
Federal Natl Mtge Assn #555343
  08-01-17                              6.00      4,632,714              4,690,762
Federal Natl Mtge Assn #555375
  04-01-33                              6.00     22,600,396             22,734,627
Federal Natl Mtge Assn #555458
  05-01-33                              5.50     20,422,396             20,014,152
Federal Natl Mtge Assn #555528
  04-01-33                              6.00     14,854,511             14,913,146

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  23

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555734
  07-01-23                              5.00%    $7,982,726             $7,720,003
Federal Natl Mtge Assn #555740
  08-01-18                              4.50      9,704,041              9,357,955
Federal Natl Mtge Assn #555794
  09-01-28                              7.50        776,184                813,807
Federal Natl Mtge Assn #567840
  10-01-30                              7.00      1,235,140              1,281,908
Federal Natl Mtge Assn #587859
  12-01-16                              5.50      4,352,732              4,344,096
Federal Natl Mtge Assn #597374
  09-01-31                              7.00        671,534                698,920
Federal Natl Mtge Assn #606882
  10-01-31                              7.00        931,403                966,140
Federal Natl Mtge Assn #634650
  04-01-32                              7.50        161,171                168,077
Federal Natl Mtge Assn #638969
  03-01-32                              5.50      1,461,588              1,436,014
Federal Natl Mtge Assn #643362
  04-01-17                              6.50        695,230                709,575
Federal Natl Mtge Assn #646147
  06-01-32                              7.00      2,326,228              2,419,678
Federal Natl Mtge Assn #646446
  06-01-17                              6.50      1,061,298              1,083,197
Federal Natl Mtge Assn #649068
  06-01-17                              6.50      1,808,865              1,851,210
Federal Natl Mtge Assn #649263
  08-01-17                              6.50      1,840,466              1,880,523
Federal Natl Mtge Assn #654208
  10-01-32                              6.50      1,911,644              1,952,926
Federal Natl Mtge Assn #654682
  10-01-32                              6.00      1,274,448              1,279,679
Federal Natl Mtge Assn #654689
  11-01-32                              6.00      1,355,865              1,360,673
Federal Natl Mtge Assn #656908
  09-01-32                              6.50      1,783,790              1,829,712
Federal Natl Mtge Assn #662061
  09-01-32                              6.50      1,609,997              1,644,765
Federal Natl Mtge Assn #667787
  02-01-18                              5.50      1,694,185              1,688,069
Federal Natl Mtge Assn #670382
  09-01-32                              6.00     10,674,149             10,716,283
Federal Natl Mtge Assn #670387
  08-01-32                              7.00      1,368,542              1,420,550

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #678028
  09-01-17                              6.00%    $5,336,031             $5,402,891
Federal Natl Mtge Assn #678065
  02-01-33                              6.50        377,284                386,835
Federal Natl Mtge Assn #678937
  01-01-18                              5.50      2,673,148              2,667,448
Federal Natl Mtge Assn #678941
  02-01-18                              5.50      3,304,914              3,297,821
Federal Natl Mtge Assn #679095
  04-01-18                              5.00      5,180,011              5,074,530
Federal Natl Mtge Assn #680961
  01-01-33                              6.00        552,356                555,642
Federal Natl Mtge Assn #681400
  03-01-18                              5.50      4,852,612              4,840,650
Federal Natl Mtge Assn #682825
  01-01-33                              6.00      1,769,545              1,776,530
Federal Natl Mtge Assn #683274
  02-01-18                              5.50      2,210,392              2,204,700
Federal Natl Mtge Assn #684586
  03-01-33                              6.00      3,160,173              3,175,854
Federal Natl Mtge Assn #686172
  02-01-33                              6.00      2,763,574              2,774,482
Federal Natl Mtge Assn #686528
  02-01-33                              6.00      3,509,276              3,531,370
Federal Natl Mtge Assn #687051
  01-01-33                              6.00     10,563,262             10,543,456
Federal Natl Mtge Assn #689093
  07-01-28                              5.50      3,299,941              3,242,200
Federal Natl Mtge Assn #694628
  04-01-33                              5.50      6,514,264              6,388,136
Federal Natl Mtge Assn #694795
  04-01-33                              5.50      7,911,592              7,757,919
Federal Natl Mtge Assn #694988
  03-01-33                              5.50     11,017,160             10,799,582
Federal Natl Mtge Assn #695202
  03-01-33                              6.50      4,144,718              4,228,328
Federal Natl Mtge Assn #695909
  05-01-18                              5.50      2,185,816              2,179,956
Federal Natl Mtge Assn #699424
  04-01-33                              5.50      4,447,211              4,360,288
Federal Natl Mtge Assn #702427
  04-01-33                              5.50      4,235,697              4,153,614
Federal Natl Mtge Assn #704049
  05-01-18                              5.50      2,633,722              2,626,737

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 24 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #710823
  05-01-33                              5.50%      $642,725               $630,299
Federal Natl Mtge Assn #720070
  07-01-23                              5.50      2,571,009              2,540,406
Federal Natl Mtge Assn #720378
  06-01-18                              4.50      5,987,721              5,761,605
Federal Natl Mtge Assn #723687
  08-01-28                              5.50      4,027,298              3,956,829
Federal Natl Mtge Assn #725232
  03-01-34                              5.00     17,912,257             17,086,761
Federal Natl Mtge Assn #725424
  04-01-34                              5.50     18,710,807             18,326,764
Federal Natl Mtge Assn #725425
  04-01-34                              5.50     24,235,824             23,742,274
Federal Natl Mtge Assn #725684
  05-01-18                              6.00      9,712,655              9,842,789
Federal Natl Mtge Assn #725719
  07-01-33                              4.85      6,851,569(k)           6,670,893
Federal Natl Mtge Assn #725813
  12-01-33                              6.50     10,195,718             10,401,393
Federal Natl Mtge Assn #730153
  08-01-33                              5.50      1,157,023              1,133,274
Federal Natl Mtge Assn #735212
  12-01-34                              5.00     19,847,099             18,913,399
Federal Natl Mtge Assn #735224
  02-01-35                              5.50     34,296,906             33,592,952
Federal Natl Mtge Assn #738921
  11-01-32                              6.50        788,277                807,330
Federal Natl Mtge Assn #743262
  10-01-18                              5.00      3,429,389              3,362,716
Federal Natl Mtge Assn #745355
  03-01-36                              5.00     14,145,539             13,467,154
Federal Natl Mtge Assn #747642
  11-01-28                              5.50      2,607,614              2,561,987
Federal Natl Mtge Assn #753074
  12-01-28                              5.50      7,004,277              6,881,718
Federal Natl Mtge Assn #753091
  12-01-33                              5.50      4,402,938              4,312,566
Federal Natl Mtge Assn #753919
  12-01-33                              4.95      5,758,451(k)           5,645,203
Federal Natl Mtge Assn #759342
  01-01-34                              6.50      1,629,744              1,663,809
Federal Natl Mtge Assn #765183
  01-01-19                              5.50        595,602                593,721

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #765759
  12-01-18                              5.00%    $3,517,988             $3,446,351
Federal Natl Mtge Assn #766641
  03-01-34                              5.00      6,667,469              6,353,800
Federal Natl Mtge Assn #776962
  04-01-29                              5.00     16,977,928             16,227,156
Federal Natl Mtge Assn #804442
  12-01-34                              6.50      1,255,828              1,279,151
Federal Natl Mtge Assn #837258
  09-01-35                              4.93      2,710,141(k)           2,698,108
Federal Natl Mtge Assn #882063
  06-01-36                              6.50      3,842,858              3,913,141
Federal Natl Mtge Assn #886291
  07-01-36                              7.00      6,945,957              7,160,276
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-24 Cl PI
  12-25-12                             20.00        482,725(g)               2,965
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                             12.86     14,982,101(g)           3,477,449
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                             10.85      2,878,962(g)             522,216
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                              9.48        773,245(g)             111,624
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-92 CL SC
  10-25-35                             15.94     25,263,829(g)             964,573
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                              8.59     14,407,307(g)           3,853,955

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  25

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
Collateralized Mtge Obligation
Principal Only
Series 43 Cl 1
  09-01-18                              5.77%       $19,379(h)             $15,804
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                              8.00      3,411,789              3,619,474
Govt Natl Mtge Assn #345538
  02-15-24                              8.00        135,245                143,452
Govt Natl Mtge Assn #398831
  08-15-26                              8.00        129,921                137,949
Govt Natl Mtge Assn #423782
  05-15-26                              7.50        437,532                459,056
Govt Natl Mtge Assn #425004
  10-15-33                              5.50      3,678,115              3,620,417
Govt Natl Mtge Assn #426170
  06-15-26                              8.00        107,855                114,520
Govt Natl Mtge Assn #595256
  12-15-32                              6.00      6,182,445              6,227,680
Govt Natl Mtge Assn #604580
  08-15-33                              5.00      3,742,717              3,612,110
Govt Natl Mtge Assn #604708
  10-15-33                              5.50      9,923,822              9,768,150
Govt Natl Mtge Assn #606844
  09-15-33                              5.00      9,063,479              8,747,197
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
  08-20-32                             11.73      7,891,946(g)           1,556,411
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                             12.47      1,364,184(g)             142,851
Harborview Nim
 Collateralized Mtge Obligation
 Series 2006-10 Cl N1
  11-19-36                              6.41        530,358(d)             527,707

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                              4.50%  $102,422,089(g)            $640,138
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
  12-25-35                              5.85      6,148,290(k)           5,999,746
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR5 Cl 1A1
  05-25-37                              6.36     11,899,514(k)          12,049,091
IndyMac Index Nim
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl N1
  06-25-46                              6.65        594,989(d)             591,270
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-2N Cl A1
  02-27-46                              7.00        571,927(d)             571,838
Lehman XS Net Interest Margin Nts
 Collateralized Mtge Obligation
 Series 2006-GPM6 Cl A1
  10-28-46                              6.25      1,185,241(d)           1,166,722
Lehman XS Net Interest Margin Nts
 Series 2006-AR8 Cl A1
  10-28-46                              6.25        360,757(d)             359,711
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                              6.50     19,549,641             19,761,004
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                              5.00      5,827,888              5,653,069
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                              6.00      3,341,527              3,303,567
Master Alternative Loans Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                              5.00      4,678,416              4,601,784

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 26 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Master Alternative Loans Trust
Collateralized Mtge Obligation
Series 2004-8 Cl 7A1
  09-25-19                              5.00%    $6,513,119             $6,268,551
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                              6.00     16,988,485             16,611,510
Rali NIM
 Collateralized Mtge Obligation
 Series 2006-QO4 Cl N1
  04-25-46                              6.05        553,910(d)             548,371
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                              6.00      6,008,788              6,100,265
Residential Funding Mtge Securities I
 Collateralized Mtge Obligation
 Series 2005-S6 Cl A8
  08-25-35                              5.25     19,499,904             18,524,852
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                              5.50     13,088,921             12,600,309
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                              7.10     38,521,818(g)             264,838
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                              4.50      4,495,809              4,260,049
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                              5.29      5,256,421(k)           5,191,576
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                              5.95      5,026,762(k)           5,012,621

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
  02-25-46                              6.02%    $7,800,707(k)          $7,561,849
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                              5.00     17,397,295             16,470,715
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                              5.50     11,715,569             11,369,596
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-16 Cl 1A1
  12-25-18                              4.75     15,965,609             15,339,242
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                              6.03      4,800,062(k)           4,782,671
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                              5.11     11,035,958(k)          10,798,084
                                                                   ---------------
Total                                                                1,453,480,309
----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)
Communications & Power Inds
  02-01-12                              8.00        185,000                185,925
DRS Technologies
  11-01-13                              6.88      1,535,000              1,504,300
  02-01-18                              7.63      1,925,000              1,886,499
L-3 Communications
  01-15-15                              5.88      1,565,000              1,482,838
L-3 Communications
 Series B
  10-15-15                              6.38      1,675,000              1,620,563
TransDigm
  07-15-14                              7.75        195,000                195,975
                                                                   ---------------
Total                                                                    6,876,100
----------------------------------------------------------------------------------

BANKING (3.2%)
Bank of America
 Sub Nts
  03-15-17                              5.30     20,295,000             19,552,162

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  27

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
BANKING (CONT.)
Citigroup
Sub Nts
  02-15-17                              5.50%   $13,810,000            $13,476,047
JPMorgan Chase & Co
 Sub Nts
  10-01-15                              5.15      2,760,000              2,631,889
  06-27-17                              6.13      7,535,000              7,648,884
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                              5.63     17,095,000             16,450,624
Popular North America
 Sr Nts
  10-01-08                              3.88     28,122,000             27,537,260
Regions Bank
 Sub Nts
  06-26-37                              6.45      7,245,000              7,325,057
                                                                   ---------------
Total                                                                   94,621,923
----------------------------------------------------------------------------------

BROKERAGE (1.3%)
Discover Financial Services
  06-12-17                              6.45      3,985,000(d,o)         3,959,217
Lehman Brothers Holdings
 Sr Nts
  07-19-12                              6.00     22,700,000             22,673,032
Morgan Stanley
 Sr Unsecured
  08-31-12                              5.75     10,675,000             10,666,759
                                                                   ---------------
Total                                                                   37,299,008
----------------------------------------------------------------------------------

CHEMICALS (0.2%)
NALCO
 Sr Unsecured
  11-15-11                              7.75      4,605,000              4,685,588
NewMarket
  12-15-16                              7.13      1,815,000              1,724,250
                                                                   ---------------
Total                                                                    6,409,838
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Jarden
  05-01-17                              7.50        635,000                593,725
Visant
  10-01-12                              7.63        285,000                285,713
                                                                   ---------------
Total                                                                      879,438
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

DIVERSIFIED MANUFACTURING (0.1%)
Baldor Electric
  02-15-17                              8.63%    $2,985,000             $3,082,013
----------------------------------------------------------------------------------

ELECTRIC (2.5%)
Consumers Energy
 1st Mtge Series F
  05-15-10                              4.00      1,040,000              1,004,968
Consumers Energy
 1st Mtge Series H
  02-17-09                              4.80     13,520,000             13,413,463
Edison Mission Energy
 Sr Nts
  05-15-17                              7.00      2,855,000(d)           2,712,250
Entergy Gulf States
 1st Mtge
  06-01-08                              3.60      5,500,000              5,391,304
Exelon
  06-15-10                              4.45     13,085,000             12,732,228
Indiana Michigan Power
 Sr Nts
  03-15-37                              6.05      3,825,000              3,629,405
IPALCO Enterprises
 Secured
  11-14-08                              8.38        400,000                405,000
  11-14-11                              8.63      3,680,000              3,781,200
Metropolitan Edison
 Sr Nts
  03-15-10                              4.45      1,810,000(o)           1,777,485
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                              8.56        163,621                174,052
Northern States Power
 Sr Nts
  08-01-09                              6.88      5,730,000              5,909,641
NRG Energy
  02-01-14                              7.25        695,000                688,050
  01-15-17                              7.38        800,000                786,000
Oncor Electric Delivery
 Sr Unsecured
  01-15-15                              6.38        830,000                846,095
Portland General Electric
  03-15-10                              7.88      2,935,000(o)           3,121,889
Potomac Electric Power
 Secured
  06-01-35                              5.40      3,040,000(o)           2,687,102

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 28 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ELECTRIC (CONT.)
Public Service Company of Colorado
Sr Nts Series A
  07-15-09                              6.88%    $2,005,000             $2,066,415
Sierra Pacific Power
 Series M
  05-15-16                              6.00      8,280,000              8,145,690
Sierra Pacific Power
 Series P
  07-01-37                              6.75        915,000                893,552
Xcel Energy
 Sr Nts
  07-01-08                              3.40      3,315,000              3,257,385
                                                                   ---------------
Total                                                                   73,423,174
----------------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                              9.30      5,706,707(p)           5,934,975
----------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
  06-01-17                              6.88      1,320,000              1,280,400
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.7%)
Cadbury Schweppes US Finance LLC
  10-01-08                              3.88     31,950,000(d)          31,465,703
Cott Beverages USA
  12-15-11                              8.00      1,740,000              1,722,600
Del Monte
  02-15-15                              6.75        220,000                209,000
HJ Heinz
  12-01-08                              6.43      5,920,000(d)           5,982,515
Molson Coors Capital Finance
  09-22-10                              4.85     12,180,000(c)          11,937,849
                                                                   ---------------
Total                                                                   51,317,667
----------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                              8.00        750,000                760,313
Wynn Las Vegas LLC/Capital
 1st Mtge
  12-01-14                              6.63        690,000                667,575
                                                                   ---------------
Total                                                                    1,427,888
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

GAS DISTRIBUTORS (0.1%)
Atmos Energy
 Sr Unsub
  10-15-09                              4.00%    $4,005,000             $3,920,074
----------------------------------------------------------------------------------

GAS PIPELINES (1.1%)
CenterPoint Energy Resources
  02-15-11                              7.75      3,685,000              3,910,920
Colorado Interstate Gas
 Sr Nts
  11-15-15                              6.80     10,510,000             10,845,720
Northern Natural Gas
 Sr Unsecured
  02-15-37                              5.80      1,535,000(d)           1,448,553
Northwest Pipeline
 Sr Unsecured
  04-15-17                              5.95      1,615,000              1,566,550
Southern Natural Gas
  04-01-17                              5.90      5,925,000(d)           5,759,171
Southern Star Central
 Sr Nts
  03-01-16                              6.75      1,460,000              1,401,600
Transcontinental Gas Pipe Line
 Series B
  08-15-11                              7.00      1,915,000              1,996,388
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                              6.40      2,221,000              2,237,658
Williams Companies
 Sr Nts
  07-15-19                              7.63      2,079,000              2,208,938
                                                                   ---------------
Total                                                                   31,375,498
----------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Coventry Health Care
 Sr Unsecured
  08-15-14                              6.30      3,040,000              3,035,540
Omnicare
  12-15-13                              6.75      2,370,000              2,204,100
  12-15-15                              6.88        355,000                331,038
                                                                   ---------------
Total                                                                    5,570,678
----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.5%)
UnitedHealth Group
  06-15-37                              6.50      5,700,000(d)           5,924,522

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  29

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
HEALTH CARE INSURANCE (CONT.)
WellPoint
Sr Unsub
  01-15-36                              5.85%    $5,920,000             $5,381,440
  06-15-37                              6.38      2,910,000              2,848,483
                                                                   ---------------
Total                                                                   14,154,445
----------------------------------------------------------------------------------

HOME CONSTRUCTION (0.2%)
DR Horton
 Sr Unsub
  04-15-16                              6.50      6,875,000              6,035,205
----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum
 Sr Unsecured
  09-15-16                              5.95      4,015,000              3,992,809
Canadian Natural Resources
  03-15-38                              6.25      6,845,000(c)           6,567,332
Chesapeake Energy
  01-15-16                              6.63      4,892,000              4,733,010
  01-15-18                              6.25        925,000                866,031
Denbury Resources
  04-01-13                              7.50        250,000                249,375
Denbury Resources
 Sr Sub Nts
  12-15-15                              7.50        180,000                179,100
EnCana
 Sr Unsecured
  08-15-37                              6.63      3,035,000(c)           3,085,008
Forest Oil
 Sr Nts
  06-15-19                              7.25        265,000(d)             255,063
Range Resources
  03-15-15                              6.38        425,000                408,000
  05-15-16                              7.50        180,000                181,800
XTO Energy
 Sr Unsecured
  08-01-37                              6.75      3,245,000              3,325,995
                                                                   ---------------
Total                                                                   23,843,523
----------------------------------------------------------------------------------

MEDIA CABLE (1.1%)
Comcast
  03-15-37                              6.45     17,105,000             16,517,066
Comcast MO of Delaware LLC
  09-01-08                              9.00      9,500,000              9,799,060

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MEDIA CABLE (CONT.)
CSC Holdings
 Sr Nts Series B
  07-15-09                              8.13%    $3,200,000             $3,224,000
EchoStar DBS
  10-01-13                              7.00        225,000                222,188
  10-01-14                              6.63        363,000                351,203
  02-01-16                              7.13        940,000                918,850
Videotron Ltee
  01-15-14                              6.88      1,310,000(c)           1,247,775
                                                                   ---------------
Total                                                                   32,280,142
----------------------------------------------------------------------------------

MEDIA NON CABLE (1.4%)
British Sky Broadcasting Group
  02-23-09                              6.88      6,270,000(c)           6,430,155
Dex Media West LLC/Finance
 Sr Unsecured Series B
  08-15-10                              8.50        560,000                567,000
Idearc
  11-15-16                              8.00      1,530,000              1,510,875
News America
  12-15-35                              6.40     13,160,000(o)          12,580,328
Rainbow Natl Services LLC
 Sr Nts
  09-01-12                              8.75      1,565,000(d)           1,602,169
RH Donnelley
 Sr Disc Nts Series A-1
  01-15-13                              6.88        680,000                640,900
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                              6.88      1,800,000              1,696,500
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                              6.13     15,800,000             15,704,252
Sinclair Broadcast Group
  03-15-12                              8.00        338,000                341,380
                                                                   ---------------
Total                                                                   41,073,559
----------------------------------------------------------------------------------

METALS (0.2%)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                              8.25      3,600,000              3,816,000
  04-01-17                              8.38        535,000                569,775
Peabody Energy
  11-01-16                              7.38      1,885,000              1,899,138

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 30 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
METALS (CONT.)
Peabody Energy
Series B
  03-15-13                              6.88%      $560,000               $558,600
                                                                   ---------------
Total                                                                    6,843,513
----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.1%)
SLM
  01-15-13                              5.38      2,125,000(o)           1,881,853
  10-01-13                              5.00      2,460,000              2,148,564
                                                                   ---------------
Total                                                                    4,030,417
----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
OPTI Canada
 Secured
  12-15-14                              7.88      2,585,000(c,d)         2,597,925
----------------------------------------------------------------------------------

PACKAGING (0.2%)
Ball
  03-15-18                              6.63        240,000                229,800
Crown Americas LLC/Capital
  11-15-13                              7.63        680,000                683,400
  11-15-15                              7.75      1,685,000(o)           1,701,850
Owens-Brockway Glass Container
  05-15-13                              8.25      3,345,000              3,428,625
                                                                   ---------------
Total                                                                    6,043,675
----------------------------------------------------------------------------------

PAPER (0.2%)
Cascades
 Sr Nts
  02-15-13                              7.25        905,000(c)             864,275
NewPage
  05-01-12                             10.00      2,090,000              2,163,150
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                              8.00      1,900,000              1,812,125
                                                                   ---------------
Total                                                                    4,839,550
----------------------------------------------------------------------------------

PROPERTY & CASUALTY (0.2%)
Travelers Companies
 Sr Unsecured
  06-15-37                              6.25      5,810,000              5,629,309
----------------------------------------------------------------------------------

RAILROADS (0.2%)
Burlington Northern Santa Fe
  05-01-37                              6.15      6,205,000              6,015,232
----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

REITS (0.4%)
Brandywine Operating Partnership LP
  05-01-17                              5.70%    $4,635,000             $4,407,143
ERP Operating LP
  06-15-17                              5.75      6,955,000              6,801,921
                                                                   ---------------
Total                                                                   11,209,064
----------------------------------------------------------------------------------

RETAILERS (1.0%)
Home Depot
 Sr Unsecured
  12-16-36                              5.88     15,650,000             13,485,621
Macys Retail Holdings
  07-15-09                              4.80     16,219,000             15,992,501
Neiman Marcus Group
  10-15-15                             10.38        600,000                645,000
                                                                   ---------------
Total                                                                   30,123,122
----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
Hertz
  01-01-14                              8.88      1,925,000              1,992,375
----------------------------------------------------------------------------------

WIRELESS (--%)
American Tower
 Sr Nts
  10-15-12                              7.13        220,000                220,000
----------------------------------------------------------------------------------

WIRELINES (4.3%)
AT&T
  03-15-11                              6.25     11,786,000(o)          12,088,653
AT&T
 Sr Unsub
  09-15-09                              4.13      1,090,000              1,066,289
Citizens Communications
 Sr Unsecured
  03-15-19                              7.13        425,000                404,813
Telecom Italia Capital
  11-15-13                              5.25     11,405,000(c)          10,988,056
  11-15-33                              6.38      7,175,000(c)           6,846,385
Telefonica Europe
  09-15-10                              7.75     17,311,000(c)          18,452,885
TELUS
  06-01-11                              8.00     35,878,500(c)          38,917,624
Verizon New York
 Series A
  04-01-12                              6.88     22,863,000             24,089,463

                            See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  31

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
WIRELINES (CONT.)
Verizon Pennsylvania
Series A
  11-15-11                              5.65%    $8,000,000             $8,083,040
Windstream
  08-01-16                              8.63      4,915,000              5,136,175
  03-15-19                              7.00        420,000                395,850
                                                                   ---------------
Total                                                                  126,469,233
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $3,109,869,469)                                              $3,095,106,712
----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.4%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                  VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                              6.71%   $13,850,000            $12,539,236
----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $13,848,615)                                                    $12,539,236
----------------------------------------------------------------------------------

SENIOR LOANS (2.5%)(l)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
CHEMICALS (0.1%)
Celanese
 Tranche B Term Loan
  04-06-14                         5.32-7.11%    $2,939,125(c)          $2,838,695
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Jarden
 Tranche B3 Term Loan
  01-24-12                              2.50      5,940,000(j)           5,836,050
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.2%)
Aramark
 Letter of Credit
  01-26-14                              7.36        226,462                217,888
Aramark
 Tranche B Term Loan
  01-20-14                              7.36      3,218,915              3,097,047

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
FOOD AND BEVERAGE (CONT.)
Pinnacle Foods Finance
 Term Loan
  04-02-14                              8.11%    $2,560,000             $2,438,400
                                                                   ---------------
Total                                                                    5,753,335
----------------------------------------------------------------------------------

GAMING (0.1%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  06-05-14                              0.00        959,355(j,m)           889,802
Fontainebleau Las Vegas
 Term Loan
  06-05-14                              8.61      1,918,711              1,779,604
                                                                   ---------------
Total                                                                    2,669,406
----------------------------------------------------------------------------------

HEALTH CARE (0.7%)
Community Health
 Delayed Draw Term Loan
  06-28-14                              0.00        447,641(j,m)           429,176
Community Health
 Term Loan
  06-28-14                              7.76      6,787,359              6,507,380
HCA
 Tranche B Term Loan
  01-21-13                              7.61     12,984,750             12,479,513
Vanguard Health Holding II
 Term Loan
  09-23-11                              7.61      2,970,000(j)           2,840,063
                                                                   ---------------
Total                                                                   22,256,132
----------------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Asurion
 Term Loan
  07-03-14                              8.36      4,090,000(j)           3,844,600
----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Charter Communications
 Term Loan
  03-06-14                              7.36      6,130,000              5,792,850
Univision Communications
 Delayed Draw Term Loan
  09-23-14                              0.00        351,242(j,m)           324,681
Univision Communications
 Tranche B Term Loan
  09-23-14                              7.61      5,463,758              5,050,589
                                                                   ---------------
Total                                                                   11,168,120
----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 32 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

MEDIA NON CABLE (0.2%)
Idearc
 Tranche B Term Loan
  11-17-14                              2.00%    $1,485,000(j)          $1,434,881
VNU
 Tranche B Term Loan
  08-09-13                              7.36      5,442,569(c)           5,184,047
                                                                   ---------------
Total                                                                    6,618,928
----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Dresser
 1st Lien Term Loan
  05-04-14                         8.01-8.04      2,059,000              1,973,201
----------------------------------------------------------------------------------

PAPER (0.1%)
Domtar
 Tranche B Term Loan
  03-07-14                              6.93      1,539,000(c)           1,473,593
----------------------------------------------------------------------------------

RETAILERS (0.1%)
Michaels Stores
 Term Loan
  10-31-13                         7.63-7.69      1,201,206              1,130,131
Neiman Marcus Group
 Tranche B Term Loan
  04-27-13                         7.09-7.11      1,677,574              1,624,444
                                                                   ---------------
Total                                                                    2,754,575
----------------------------------------------------------------------------------

TECHNOLOGY (0.1%)
West Corp
 Tranche B Term Loan
  10-24-13                         7.74-7.88      2,687,952              2,585,138
----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)

WIRELINES (0.1%)
Level 3 Communications
 Tranche B Term Loan
  03-13-14                              7.61%    $3,340,000             $3,178,578
----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $76,112,324)                                                    $72,950,351
----------------------------------------------------------------------------------

COMMON STOCKS (--%)
ISSUER                                            SHARES                  VALUE(A)

PAPER & FOREST PRODUCTS (--%)
Crown Paper Escrow                                6,950,000(b)                  $7
----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $--)                                                                     $7
----------------------------------------------------------------------------------

MONEY MARKET FUND (1.6%)(r)
                                                                      SHARES                  VALUE(A)
RiverSource Short-Term
 Cash Fund                                                           45,885,729(t)         $45,885,729
------------------------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $45,885,729)                                                                        $45,885,729
------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,245,716,137)(u)                                                               $3,226,482,035
======================================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2007, the value of foreign securities represented 4.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2007, the value of these securities amounted to $145,277,305 or 4.9% of net assets.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  33

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug, 31, 2007.

(h) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2007.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2007.

(j) At Aug. 31, 2007, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $277,561,571.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug 31, 2007.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) At Aug. 31, 2007, the Fund had unfunded senior loan commitments pursuant to the term of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                    UNFUNDED
BORROWER                                                           COMMITMENT
-----------------------------------------------------------------------------
Community Health                                                     $447,641
Fontainebleau Las Vegas                                               956,957
Univision Communications                                              351,242
-----------------------------------------------------------------------------
Total                                                              $1,775,840
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 34 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

(n) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2007:

                                 PRINCIPAL     SETTLEMENT     PROCEEDS
SECURITY                          AMOUNT          DATE       RECEIVABLE      VALUE
-------------------------------------------------------------------------------------
Federal Natl Mtge Assn
  09-01-22 5.50%                $10,000,000     09-18-07     $9,884,375    $9,940,620

(o) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

TYPE OF SECURITY                                                NOTIONAL AMOUNT
-------------------------------------------------------------------------------
SALE CONTRACTS
U.S. Long Bond, Dec. 2007, 20-year                                $27,500,000
U.S. Treasury Note, Dec. 2007, 2-year                              22,400,000
U.S. Treasury Note, Dec. 2007, 5-year                              81,100,000
U.S. Treasury Note, Dec. 2007, 10-year                             47,100,000

(p)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2007, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
United Artists Theatre Circuit
  9.30% Pass-Through Ctfs 2015           02-23-96 thru 08-12-96         $5,520,575

(q) At Aug. 31, 2007, security was partially or fully on loan. See Note 5 to the financial statements.

(r) Cash collateral received from security lending activity is invested in an affiliated money market fund. See Note 5 to the financial statements.

(s) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(t)  Affiliated Money Market Fund -- See Note 8 to the financial statements.

(u) At Aug. 31, 2007, the cost of securities for federal income tax purposes was $3,254,248,273 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $18,710,761
Unrealized depreciation                                            (46,476,999)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(27,766,238)
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  35

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUG. 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $3,199,830,408)       $3,180,596,306
   Affiliated money market fund (identified cost
      $45,885,729) (Note 8)                                         45,885,729
------------------------------------------------------------------------------
Total investments in securities (identified cost
   $3,245,716,137)                                               3,226,482,035
Cash in bank on demand deposit                                          27,052
Foreign currency holdings (identified cost $1,022) (Note 1)              1,035
Capital shares receivable                                           11,081,420
Accrued interest receivable                                         25,647,494
Receivable for investment securities sold                          163,119,499
Unrealized appreciation on swap transactions, at value (Note
   7)                                                                  526,101
Variation margin receivable                                            712,678
------------------------------------------------------------------------------
Total assets                                                     3,427,597,314
------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                    2,614,030
Capital shares payable                                               2,846,093
Payable for investment securities purchased                        132,764,420
Payable for securities purchased on a forward-commitment
   basis (Note 1)                                                  277,561,571
Payable upon return of securities loaned (Note 5)                   54,427,500
Unrealized depreciation on swap transactions, at value (Note
   7)                                                                2,248,872
Accrued investment management services fee                              36,751
Accrued distribution fee                                               542,794
Accrued transfer agency fee                                              8,066
Accrued administrative services fee                                      5,047
Accrued plan administration services fee                                16,925
Other accrued expenses                                                 283,602
Forward sale commitments, at value (proceeds receivable
   $9,884,375) (Note 1)                                              9,940,620
------------------------------------------------------------------------------
Total liabilities                                                  483,296,291
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $2,944,301,023
==============================================================================

--------------------------------------------------------------------------------

 36 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

AUG. 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $    6,119,286
Additional paid-in capital                                       3,125,529,521
Excess of distributions over net investment income                  (1,432,632)
Accumulated net realized gain (loss) (Note 11)                    (164,897,645)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Notes 6 and 7)                                      (21,017,507)
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $2,944,301,023
==============================================================================

Net assets applicable to outstanding
   shares:                                Class A                            $1,936,988,090
                                          Class B                            $  303,507,236
                                          Class C                            $   16,840,412
                                          Class I                            $  386,010,354
                                          Class R2                           $        4,993
                                          Class R3                           $        4,993
                                          Class R4                           $   77,835,688
                                          Class R5                           $        4,993
                                          Class W                            $  223,104,264
Net asset value per share of outstanding  Class A
   capital stock:                         shares(1)           402,638,195    $         4.81
                                          Class B shares       63,093,643    $         4.81
                                          Class C shares        3,499,861    $         4.81
                                          Class I shares       80,134,097    $         4.82
                                          Class R2 shares           1,040    $         4.80
                                          Class R3 shares           1,040    $         4.80
                                          Class R4 shares      16,200,659    $         4.80
                                          Class R5 shares           1,040    $         4.80
                                          Class W shares       46,359,028    $         4.81
-------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 5)                                                                  $   53,596,150
-------------------------------------------------------------------------------------------

(1) The maximum offering price per share for Class A is $5.05. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  37

STATEMENT OF OPERATIONS
YEAR ENDED AUG. 31, 2007

INVESTMENT INCOME
Income:
Interest                                                        $142,326,750
Income distributions from affiliated money market fund (Note
   8)                                                              5,748,763
Fee income from securities lending (Note 5)                          395,879
----------------------------------------------------------------------------
Total income                                                     148,471,392
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                12,770,016
Distribution fee
      Class A                                                      4,860,209
      Class B                                                      3,704,597
      Class C                                                        168,420
      Class R2                                                            18
      Class R3                                                             8
      Class W                                                        128,130
Transfer agency fee
      Class A                                                      3,090,229
      Class B                                                        631,378
      Class C                                                         28,318
      Class R2                                                             2
      Class R3                                                             2
      Class R4                                                        79,526
      Class R5                                                             2
      Class W                                                        102,504
Service fee -- Class R4                                               36,188
Administrative services fee                                        1,752,212
Plan administration services fee
      Class R2                                                             8
      Class R3                                                             8
      Class R4                                                       148,364
Compensation of board members                                         52,475
Custodian fees                                                       249,190
Printing and postage                                                 483,505
Registration fees                                                    166,240
Professional fees                                                     65,771
Other                                                                 87,435
----------------------------------------------------------------------------
Total expenses                                                    28,604,755
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                     (2,004,697)
----------------------------------------------------------------------------
                                                                  26,600,058
   Earnings and bank fee credits on cash balances (Note 2)          (229,404)
----------------------------------------------------------------------------
Total net expenses                                                26,370,654
----------------------------------------------------------------------------
Investment income (loss) -- net                                  122,100,738
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 38 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED AUG. 31, 2007

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
      Security transactions (Note 3)                              26,879,708
      Foreign currency transactions                                  145,184
      Futures contracts                                           (2,400,100)
      Swap transactions                                           (3,756,544)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           20,868,248
Net change in unrealized appreciation (depreciation) on
   investments
   and on translation of assets and liabilities in foreign
   currencies                                                      6,273,301
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             27,141,549
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $149,242,287
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUG. 31,                                         2007              2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $  122,100,738    $  103,147,373
Net realized gain (loss) on investments                    20,868,248       (39,151,119)
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                        6,273,301       (17,503,759)
---------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                             149,242,287        46,492,495
---------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
      Class A                                             (86,827,158)      (76,604,597)
      Class B                                             (13,755,846)      (15,585,869)
      Class C                                                (626,596)         (591,217)
      Class I                                             (15,257,999)       (4,560,444)
      Class R2                                                   (141)              N/A
      Class R3                                                   (151)              N/A
      Class R4                                             (4,383,933)       (6,737,531)
      Class R5                                                   (167)              N/A
      Class W                                              (2,150,062)              N/A
Tax return of capital
      Class A                                              (1,969,457)               --
      Class B                                                (312,017)               --
      Class C                                                 (14,213)               --
      Class I                                                (346,089)               --
      Class R2                                                     (3)              N/A
      Class R3                                                     (3)              N/A
      Class R4                                                (99,439)               --
      Class R5                                                     (4)              N/A
      Class W                                                 (48,769)              N/A
---------------------------------------------------------------------------------------
Total distributions                                      (125,792,047)     (104,079,658)
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 40 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED AUG. 31,                                         2007              2006
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                341,978,156       316,729,749
   Class B shares                                          73,778,423        79,990,744
   Class C shares                                           4,309,754         3,579,299
   Class I shares                                         162,095,736       109,101,564
   Class R2 shares                                              5,000               N/A
   Class R3 shares                                              5,000               N/A
   Class R4 shares                                         29,755,649        19,247,047
   Class R5 shares                                              5,000               N/A
   Class W shares                                         267,590,689               N/A
Fund Merger (Note 10)
   Class A shares                                                 N/A       482,178,674
   Class B shares                                                 N/A        84,180,791
   Class C shares                                                 N/A         3,014,375
   Class I shares                                                 N/A       161,023,234
   Class R4 shares                                                N/A        43,644,789
Reinvestment of distributions at net asset value
   Class A shares                                          71,340,780        60,868,805
   Class B shares                                          12,481,391        13,634,050
   Class C shares                                             558,059           518,063
   Class I shares                                          15,346,042         4,443,417
   Class R4 shares                                          4,481,258         6,613,878
   Class W shares                                           2,006,618               N/A
Payments for redemptions
   Class A shares                                        (507,058,109)     (578,402,371)
   Class B shares (Note 2)                               (187,649,959)     (247,147,060)
   Class C shares (Note 2)                                 (5,462,345)       (7,432,273)
   Class I shares                                         (69,529,553)       (1,248,255)
   Class R4 shares                                       (129,682,278)      (95,308,639)
   Class W shares                                         (46,272,210)              N/A
---------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                            40,083,101       459,229,881
---------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    63,533,341       401,642,718
Net assets at beginning of year                         2,880,767,682     2,479,124,964
---------------------------------------------------------------------------------------
Net assets at end of year                              $2,944,301,023    $2,880,767,682
=======================================================================================
Undistributed (excess of distributions over) net
   investment income                                   $   (1,432,632)   $    4,503,837
---------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Diversified Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Diversified Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in bonds and other debt securities including securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

Effective Dec. 11, 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement.

At Aug. 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (the Investment Manager) and the affiliated funds-of-funds owned 100% of Class I shares.

Effective Dec. 11, 2006, the Fund offers additional classes of shares, Class R2, Class R3 and Class R5, to certain institutional investors. These shares are sold without a front-end sales charge or CDSC. At Aug. 31, 2007, Ameriprise Financial owned 100% of Class R2, Class R3 and Class R5 shares.

Effective Dec. 1, 2006, the Fund offers an additional class of shares, Class W, through qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. At Aug. 31, 2007, Ameriprise Financial owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

--------------------------------------------------------------------------------

 42 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At Aug. 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. Prior to July 12, 2007, the Fund limited the percent held in securities and other instruments that were illiquid to 10% of the Fund's net assets. The aggregate value of such securities at Aug. 31, 2007 was $5,934,975 representing 0.20% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to board guidelines,

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT 43 certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2007, the Fund has entered into outstanding when-issued securities of $277,561,571.

The fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying "Investments in securities." At Aug. 31, 2007, the Fund has entered into unfunded loan commitments of $1,755,840.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The amounts received, in the form of reductions of the purchase price, are recorded as an adjustment to interest income on the Statement of Operations. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The

--------------------------------------------------------------------------------

 44 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Aug. 31, 2007, the fund had no outstanding option contracts.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Aug. 31, 2007, foreign currency holdings consisted of European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT 45 held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations. At Aug. 31, 2007 the Fund had no outstanding forward foreign currency contracts.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

CREDIT DEFAULT SWAP TRANSACTIONS

The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain
(loss) upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain (loss) upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the

--------------------------------------------------------------------------------

 46 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements; however any up front payment paid or received by the Fund is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the statement of operations. At Aug. 31, 2007, there were no credit default swap contracts outstanding which had up front payments paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT 47 to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $5,035,154 and accumulated net realized loss has been decreased by $5,035,964 resulting in a net reclassification adjustment to decrease paid-in capital by $810.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED AUG. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income.........................    $86,827,158    $76,604,597
      Long-term capital gain..................             --             --
      Tax return of capital...................      1,969,457             --
CLASS B
Distributions paid from:
      Ordinary income.........................     13,755,846     15,585,869
      Long-term capital gain..................             --             --
      Tax return of capital...................        312,017             --
CLASS C
Distributions paid from:
      Ordinary income.........................        626,596        591,217
      Long-term capital gain..................             --             --
      Tax return of capital...................         14,213             --

--------------------------------------------------------------------------------

 48 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

YEAR ENDED AUG. 31,                                  2007           2006
----------------------------------------------------------------------------
CLASS I
Distributions paid from:
      Ordinary income.........................     15,257,999      4,560,444
      Long-term capital gain..................             --             --
      Tax return of capital...................        346,089             --
CLASS R2(A)
Distributions paid from:
      Ordinary income.........................            141            N/A
      Long-term capital gain..................             --            N/A
      Tax return of capital...................              3            N/A
CLASS R3(A)
Distributions paid from:
      Ordinary income.........................            151            N/A
      Long-term capital gain..................             --            N/A
      Tax return of capital...................              3            N/A
CLASS R4(B)
Distributions paid from:
      Ordinary income.........................      4,383,933      6,737,531
      Long-term capital gain..................             --             --
      Tax return of capital...................         99,439             --
CLASS R5(A)
Distributions paid from:
      Ordinary income.........................            167            N/A
      Long-term capital gain..................             --            N/A
      Tax return of capital...................              4            N/A
CLASS W(C)
Distributions paid from:
      Ordinary income.........................      2,150,062            N/A
      Long-term capital gain..................             --            N/A
      Tax return of capital...................         48,769            N/A

(a)  For the period from Dec. 11, 2006 (inception date) to Aug. 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Aug. 31, 2007.

At Aug. 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income............................    $          --
Undistributed accumulated long-term gain.................    $          --
Accumulated realized loss................................    $(154,484,363)
Unrealized appreciation (depreciation)...................    $ (30,249,391)

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements"

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  49

(SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the FASB issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. As a result, the Fund will incorporate FIN 48 in their semiannual report on Feb 29, 2008. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income, if any, is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.48% to 0.29% annually as the Fund's assets increase. The management fee for the year ended Aug. 31, 2007, was 0.46% of the Fund's average daily net assets.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's

--------------------------------------------------------------------------------

 50 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT assets increase. The fee for the year ended Aug. 30, 2007, was 0.06% of the Fund's average daily net assets.

Other expenses in the amount of $22,780 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent registered public accounting firm services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $20.50

-  Class B $21.50

-  Class C $21.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $18.50 per shareholder account.

In addition, the Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. Effective Dec. 11, 2006, this fee was eliminated.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  51

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. As of Oct. 1, 2007, RiverSource Distributors serves as the sole principal and distributor to the Funds. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

Effective Dec. 11, 2006, a Plan Administration Services Agreement, a fee for the provision of various administrative, recordkeeping, communication and educational services, was adopted for the restructured Class R4 and the introduction of Class R2 and Class R3. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to Class Y shares. The fee was calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $2,007,768 for Class A, $329,350 for Class B and $3,133 for Class C for the year ended Aug. 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended Aug. 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) were 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.54% for Class I, 1.32% for Class R2, 1.06% for Class R3, 0.73% for Class R4, 0.57% for Class R5 and 0.97% for Class W. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class W were $1,146,146, $223,872, $9,929 and $6,612, respectively, and the

--------------------------------------------------------------------------------

 52 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT transfer agency and plan administration service fees waived for Class R4 were $82,565 and the management fees waived at the Fund level were $535,573. Under an agreement, which was effective until Aug. 31, 2007, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) would not exceed 0.89% for Class A, 1.65% for Class B, 1.66% for Class C, 0.54% for Class I, 1.32% for Class R2, 1.07% for Class R3, 0.73% for Class R4, 0.57% for Class R5 and 0.97% for Class W of the Fund's average daily net assets. Effective Sept. 1, 2007, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.89% for Class A, 1.65% for Class B, 1.65% for Class C, 0.53% for Class I, 1.33% for Class R2, 1.08% for Class R3, 0.77% for Class R4, 0.58% for Class R5 and 0.98% for Class W of the Fund's average daily net assets, until Aug. 31, 2008, unless sooner terminated at the discretion of the Board.

During the year ended Aug. 31, 2007, the Fund's custodian and transfer agency fees were reduced by $229,404 as a result of earnings and bank fee credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,543,779,920 and $8,345,887,467, respectively, for the year ended Aug. 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                              YEAR ENDED AUG. 31, 2007
                                        ISSUED FOR
                                        REINVESTED                              NET
                            SOLD       DISTRIBUTIONS      REDEEMED      INCREASE (DECREASE)
-------------------------------------------------------------------------------------------
Class A                  71,107,119     14,806,791      (105,297,428)       (19,383,518)
Class B                  15,312,266      2,590,288       (39,059,052)       (21,156,498)
Class C                     893,514        115,836        (1,134,124)          (124,774)
Class I                  33,643,276      3,181,732       (14,430,925)        22,394,083
Class R2(a)                   1,040             --                --              1,040
Class R3(a)                   1,040             --                --              1,040
Class R4(b)               6,169,567        931,416       (27,102,344)       (20,001,361)
Class R5(a)                   1,040             --                --              1,040
Class W(c)               55,562,189        417,986        (9,621,147)        46,359,028
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  53

                                                     YEAR ENDED AUG. 31, 2006
                                                       ISSUED FOR
                                          FUND         REINVESTED                              NET
                            SOLD         MERGER       DISTRIBUTIONS      REDEEMED      INCREASE (DECREASE)
----------------------------------------------------------------------------------------------------------
Class A                  66,603,100    101,470,543     12,810,045      (121,661,365)        59,222,323
Class B                  16,761,356     17,711,859      2,867,046       (52,093,450)       (14,753,189)
Class C                     749,835        633,369        108,893        (1,561,227)           (69,130)
Class I                  23,207,815     33,851,639        941,851          (263,328)        57,737,977
Class R4(b)               4,039,333      9,182,696      1,392,410       (19,763,678)        (5,149,239)
----------------------------------------------------------------------------------------------------------

(a)  For the period from Dec. 11, 2006 (inception date) to Aug. 31, 2007.
(b)  Effective Dec. 11, 2006, Class Y was renamed Class R4.
(c)  For the period from Dec. 1, 2006 (inception date) to Aug. 31, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Aug. 31, 2007, securities valued at $53,596,150 were on loan to brokers. For collateral, the Fund received $54,427,500 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." From Aug. 31, 2007 to Sept. 4, 2007, the Fund temporarily held less cash in short term investments than the amount of collateral received from securities on loan. Income from securities lending amounted to $395,879 for the year ended Aug. 31, 2007. Expenses paid to the Investment Manager were $12,365 for the year ended Aug. 31, 2007, which are included in other expenses on the statement of operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. INTEREST RATE FUTURES CONTRACTS

At Aug. 31, 2007, investments in securities included securities valued at $1,893,987 that were pledged as collateral to cover initial margin deposits on 1,669 open sale contracts. The notional market value of the open sale contracts at Aug. 31, 2007 was $191,666,506 with a net unrealized loss of $4,402. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------

 54 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

7. SWAP CONTRACTS

At Aug. 31, 2007, the Fund had the following open CBMS total return swap contracts:

                               TERMINATION     NOTIONAL      UNREALIZED     UNREALIZED
                                   DATE         AMOUNT      APPRECIATION   DEPRECIATION
---------------------------------------------------------------------------------------
Receive total return on
Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed
Securities Index and pay a
floating rate based on
1-month LIBOR plus 0.25%.
Counterparty: Wachovia         Oct. 1, 2007   $37,500,000     $508,013      $       --
Receive total return on
Lehman Brothers Baa 8.5+
Commercial Mortgage-Backed
Securities Index and pay a
floating rate based on
1-month LIBOR plus 1.20%.
Counterparty: Citibank NA      Nov. 1, 2007     7,500,000           --         501,510
Receive total return on
Lehman Brothers Baa 8.5+
Commercial Mortgage-Backed
Securities Index and pay a
floating rate based on
1-month LIBOR plus 1.05%.
Counterparty: Wachovia         Dec. 1, 2007     6,725,000           --         449,758
Receive total return on
Lehman Brothers Baa 8.5+
Commercial Mortgage-Backed
Securities Index and pay a
floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Citibank NA      Dec. 1, 2007     7,525,000           --         503,830
Receive total return on
Lehman Brothers Baa 8.5+
Commercial Mortgage-Backed
Securities Index and pay a
floating rate based on
1-month LIBOR plus 1.10%.
Counterparty: Wachovia         Jan. 1, 2008     7,500,000           --         501,277
Receive total return on
Lehman Brothers Baa 8.5+
Commercial Mortgage-Backed
Securities Index and pay a
floating rate based on
1-month LIBOR plus 1.00%.
Counterparty: Citibank NA      Jan. 1, 2008     2,400,000           --         223,243
---------------------------------------------------------------------------------------
Total                                                         $508,013      $2,179,618
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  55

At Aug. 31, 2007, the Fund had the following open credit default swap contracts:

                         REFERENCED       BUY/SELL     NOTIONAL     FIXED    TERMINATION      UNREALIZED     UNREALIZED
COUNTERPARTY               ENTITY        PROTECTION     AMOUNT      RATE         DATE        APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Goldman                Lehman Brothers      Sell      $10,675,000   1.22%   Sept. 20, 2012     $    --        $69,254
Sachs                  Holdings Inc.
Goldman                Morgan Stanley        Buy       10,675,000   0.72%   Sept. 20, 2012      18,088             --
Sachs
------------------------------------------------------------------------------------------------------------------------
Total                                                                                          $18,088        $69,254
------------------------------------------------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. Cost of purchases and proceeds from sales of securities aggregated $1,655,721,359 and $1,609,835,630, respectively, for the year ended Aug. 31, 2007.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility during the year ended Aug. 31, 2007.

10. FUND MERGER

At the close of business on March 10, 2006, RiverSource Diversified Bond Fund acquired the assets and assumed the identified liabilities of RiverSource Selective Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Diversified Bond Fund immediately before the acquisition were $2,230,540,317 and the combined net assets immediately after the acquisition were $3,004,582,180.

--------------------------------------------------------------------------------

 56 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

The merger was accomplished by a tax-free exchange of 91,783,512 shares of RiverSource Selective Fund valued at $774,041,863.

In exchange for the RiverSource Selective Fund shares and net assets, RiverSource Diversified Bond Fund issued the following number of shares:

                                                                 SHARES
--------------------------------------------------------------------------
Class A....................................................    101,470,543
Class B....................................................     17,711,859
Class C....................................................        633,369
Class I....................................................     33,851,639
Class Y....................................................      9,182,696
--------------------------------------------------------------------------

RiverSource Selective Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized depreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                           TEMPORARY
                            TOTAL         CAPITAL       UNREALIZED       ACCUMULATED      BOOK-TO-TAX
                          NET ASSETS       STOCK       DEPRECIATION   NET REALIZED LOSS   DIFFERENCES
-----------------------------------------------------------------------------------------------------
RiverSource Selective
Fund                     $774,041,863   $826,804,340   $(18,618,938)    $(34,129,421)      $(14,118)
-----------------------------------------------------------------------------------------------------

11. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $143,554,285 at Aug. 31, 2007, that if not offset by capital gains will expire as follows:

   2009          2010          2012         2014
$75,831,798   $49,658,521   $5,227,159   $12,836,807

The Fund also had a post-October loss of $10,930,078 at Aug. 31, 2007.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Aug. 31, 2007, the Fund had a post-October loss of $10,930,078 that is treated as occurring on Sept. 1, 2007.

RiverSource Diversified Bond Fund acquired $31,763,053 of capital loss carry-overs in connection with the RiverSource Selective Fund merger (Note 10). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  57

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and

--------------------------------------------------------------------------------

 58 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  59

13. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $4.77          $4.89          $4.87          $4.78          $4.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .21(b)         .19            .18            .18            .20
Net gains (losses) (both realized and
 unrealized)                                .05           (.11)           .03            .08            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .26            .08            .21            .26            .23
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.21)          (.20)          (.19)          (.17)          (.20)
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.22)          (.20)          (.19)          (.17)          (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.81          $4.77          $4.89          $4.87          $4.78
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $1,937         $2,013         $1,774         $1,933         $2,280
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .89%(e)        .89%(e)        .94%(e)        .98%(e)        .97%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.43%          4.09%          3.67%          3.55%          4.16%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%           281%           300%           279%           256%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           5.54%          1.64%          4.38%          5.54%          4.91%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 0.97%, 0.99%, 1.02% and 1.00% for the years ended Aug. 31, 2007, 2006, 2005 and 2004, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 60 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $4.77          $4.89          $4.88          $4.78          $4.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18(b)         .16            .15            .14            .16
Net gains (losses) (both realized and
 unrealized)                                .04           (.12)           .01            .09            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .22            .04            .16            .23            .19
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.16)          (.15)          (.13)          (.16)
Tax return of capital                      (.00)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.18)          (.16)          (.15)          (.13)          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.81          $4.77          $4.89          $4.88          $4.78
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $304           $402           $484           $628           $902
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.65%(e)       1.65%(e)       1.70%(e)       1.73%(e)       1.73%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.66%          3.31%          2.92%          2.78%          3.40%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%           281%           300%           279%           256%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           4.74%           .88%          3.39%          4.95%          4.12%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 1.73%, 1.76%, 1.78% and 1.75% for the years ended Aug. 31, 2007, 2006, 2005 and 2004, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  61

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $4.77          $4.90          $4.88          $4.78          $4.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .18(b)         .16            .15            .14            .16
Net gains (losses) (both realized and
 unrealized)                                .04           (.13)           .02            .09            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .22            .03            .17            .23            .19
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.18)          (.16)          (.15)          (.13)          (.16)
Tax return of capital                      (.00)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.18)          (.16)          (.15)          (.13)          (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.81          $4.77          $4.90          $4.88          $4.78
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $17            $17            $18            $21            $27
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                        1.65%(e)       1.66%(e)       1.70%(e)       1.73%(e)       1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              3.67%          3.31%          2.93%          2.79%          3.34%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%           281%           300%           279%           256%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           4.73%           .66%          3.60%          4.95%          4.11%
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 1.73%, 1.76%, 1.79% and 1.75% for the years ended Aug. 31, 2007, 2006, 2005 and 2004, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 62 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,            2007              2006           2005        2004(B)
Net asset value, beginning of period      $4.78          $4.89          $4.88          $4.91
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .23(c)         .21            .20            .11
Net gains (losses) (both realized and
 unrealized)                                .04           (.11)           .02           (.04)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .27            .10            .22            .07
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.21)          (.21)          (.10)
Tax return of capital                      (.01)            --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.23)          (.21)          (.21)          (.10)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.82          $4.78          $4.89          $4.88
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $386           $276            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                         .54%(f)        .54%(f)        .60%           .59%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.80%          4.59%          4.01%          3.13%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%           281%           300%           279%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           5.90%          2.19%          4.53%          1.43%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from March 4, 2004 (inception date) to Aug. 31, 2004.
(c) Per share amount has been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class I would have been 0.56% and 0.55% for the years ended Aug. 31, 2007 and 2006, respectively.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  63

CLASS R2

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,           2007(B)
Net asset value, beginning of period      $4.81
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .14(c)
Net gains (losses) (both realized and
 unrealized)                               (.02)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .12
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.13)
Tax return of capital                      (.00)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.80
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.32%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.06%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           2.70%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Aug. 31, 2007.
(c) Per share amount has been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

 64 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

CLASS R3

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,           2007(B)
Net asset value, beginning of period      $4.81
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .15(c)
Net gains (losses) (both realized and
 unrealized)                               (.02)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .13
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.14)
Tax return of capital                      (.00)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.14)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.80
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e)                        1.06%(f)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.33%(f)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%
-----------------------------------------------------------------------------------------------------------
Total return(g)                           2.90%(h)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Aug. 31, 2007.
(c) Per share amount has been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g)  Total return does not reflect payment of a sales charge.
(h)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  65

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,            2007              2006           2005           2004           2003
Net asset value, beginning of period      $4.77          $4.89          $4.88          $4.78          $4.75
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .22(b)         .20            .19            .18            .21
Net gains (losses) (both realized and
 unrealized)                                .04           (.12)           .02            .10            .03
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .26            .08            .21            .28            .24
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.22)          (.20)          (.20)          (.18)          (.21)
Tax return of capital                      (.01)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.23)          (.20)          (.20)          (.18)          (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.80          $4.77          $4.89          $4.88          $4.78
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $78           $173           $202           $203           $268
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .73%(e)        .73%(e)        .78%(e)        .81%(e)        .81%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.53%          4.24%          3.85%          3.70%          4.34%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%           281%           300%           279%           256%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           5.49%          1.81%          4.34%          5.92%          5.08%
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amount has been calculated using average shares outstanding method.
(c) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class R4 would have been 0.83%, 0.82%, 0.86% and 0.83% for the years ended Aug. 31, 2007, 2006, 2005 and 2004, respectively.
(f)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

 66 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

CLASS R5

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,           2007(B)
Net asset value, beginning of period      $4.81
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .17(c)
Net gains (losses) (both realized and
 unrealized)                               (.02)
-----------------------------------------------------------------------------------------------------------
Total from investment operations            .15
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)
Tax return of capital                      (.00)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.80
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .57%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.81%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           3.25%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 11, 2006 (inception date) to Aug. 31, 2007.
(c) Per share amount has been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R5 would have been 0.59% for the period ended Aug. 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  67

CLASS W

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED AUG. 31,           2007(B)
Net asset value, beginning of period      $4.82
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                .15(c)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.16)
Tax return of capital                      (.00)
-----------------------------------------------------------------------------------------------------------
Total distributions                        (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period            $4.81
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                 $223
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(d),(e),(f)                     .97%(g)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              4.32%(g)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         295%
-----------------------------------------------------------------------------------------------------------
Total return(h)                           2.71%(i)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Dec. 1, 2006 (inception date) to Aug. 31, 2007.
(c) Per share amount has been calculated using average shares outstanding method.
(d) Expense ratio is based on total expenses of the Fund after Investment Manager waiver/reimbursement and before reduction of earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class W would have been 0.98% for the period ended Aug. 31, 2007.
(g)  Adjusted to an annual basis.
(h)  Total return does not reflect payment of a sales charge.
(i)  Not annualized.

--------------------------------------------------------------------------------

 68 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS

OF RIVERSOURCE DIVERSIFIED BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Diversified Bond Fund (the Fund), one of the portfolios constituting the RiverSource Diversified Income Series, Inc, as of August 31, 2007, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods presented through August 31, 2006, were audited by other auditors whose report dated October 20, 2006, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Bond Fund of the RiverSource Diversified Income Series, Inc. at August 31, 2007, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota
October 18, 2007

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  69

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Aug. 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 25, 2006..............................................        $0.01750
Oct. 26, 2006...............................................         0.01750
Nov. 27, 2006...............................................         0.01800
Dec. 18, 2006...............................................         0.02100
Jan. 23, 2007...............................................         0.02100
Feb. 23, 2007...............................................         0.01700
March 26, 2007..............................................         0.01700
April 25, 2007..............................................         0.01700
May 25, 2007................................................         0.01700
June 25, 2007...............................................         0.01700
July 25, 2007...............................................         0.01870
Aug. 24, 2007...............................................         0.01870
Total distributions(a)......................................        $0.21740

--------------------------------------------------------------------------------

 70 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 25, 2006..............................................        $0.01472
Oct. 26, 2006...............................................         0.01441
Nov. 27, 2006...............................................         0.01480
Dec. 18, 2006...............................................         0.01889
Jan. 23, 2007...............................................         0.01737
Feb. 23, 2007...............................................         0.01388
March 26, 2007..............................................         0.01385
April 25, 2007..............................................         0.01396
May 25, 2007................................................         0.01397
June 25, 2007...............................................         0.01390
July 25, 2007...............................................         0.01563
Aug. 24, 2007...............................................         0.01571
Total distributions(b)......................................        $0.18109

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 25, 2006..............................................        $0.01468
Oct. 26, 2006...............................................         0.01438
Nov. 27, 2006...............................................         0.01476
Dec. 18, 2006...............................................         0.01886
Jan. 23, 2007...............................................         0.01730
Feb. 23, 2007...............................................         0.01393
March 26, 2007..............................................         0.01387
April 25, 2007..............................................         0.01393
May 25, 2007................................................         0.01399
June 25, 2007...............................................         0.01396
July 25, 2007...............................................         0.01573
Aug. 24, 2007...............................................         0.01573
Total distributions(b)......................................        $0.18112

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  71

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 25, 2006..............................................        $0.01881
Oct. 26, 2006...............................................         0.01895
Nov. 27, 2006...............................................         0.01950
Dec. 18, 2006...............................................         0.02200
Jan. 23, 2007...............................................         0.02270
Feb. 23, 2007...............................................         0.01846
March 26, 2007..............................................         0.01847
April 25, 2007..............................................         0.01842
May 25, 2007................................................         0.01842
June 25, 2007...............................................         0.01845
July 25, 2007...............................................         0.02010
Aug. 24, 2007...............................................         0.02010
Total distributions(a)......................................        $0.23438

CLASS R2

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00587
Jan. 23, 2007...............................................         0.01889
Feb. 23, 2007...............................................         0.01516
March 26, 2007..............................................         0.01523
April 25, 2007..............................................         0.01521
May 25, 2007................................................         0.01523
June 25, 2007...............................................         0.01522
July 25, 2007...............................................         0.01685
Aug. 24, 2007...............................................         0.01684
Total distributions(c)......................................        $0.13450

--------------------------------------------------------------------------------

 72 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

CLASS R3

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00608
Jan. 23, 2007...............................................         0.02018
Feb. 23, 2007...............................................         0.01631
March 26, 2007..............................................         0.01631
April 25, 2007..............................................         0.01635
May 25, 2007................................................         0.01637
June 25, 2007...............................................         0.01629
July 25, 2007...............................................         0.01789
Aug. 24, 2007...............................................         0.01789
Total distributions(c)......................................        $0.14367

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Sept. 25, 2006..............................................        $0.01808
Oct. 26, 2006...............................................         0.01807
Nov. 27, 2006...............................................         0.01866
Dec. 18, 2006...............................................         0.02167
Jan. 23, 2007...............................................         0.02185
Feb. 23, 2007...............................................         0.01763
March 26, 2007..............................................         0.01764
April 25, 2007..............................................         0.01762
May 25, 2007................................................         0.01762
June 25, 2007...............................................         0.01763
July 25, 2007...............................................         0.01928
Aug. 24, 2007...............................................         0.01932
Total distributions(a)......................................        $0.22507

* Effective Dec. 11, 2006, Class Y was reamed Class R4.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  73

CLASS R5

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.00627
Jan. 23, 2007...............................................         0.02240
Feb. 23, 2007...............................................         0.01826
March 26, 2007..............................................         0.01846
April 25, 2007..............................................         0.01820
May 25, 2007................................................         0.01818
June 25, 2007...............................................         0.01821
July 25, 2007...............................................         0.01980
Aug. 24, 2007...............................................         0.01979
Total distributions(b)......................................        $0.15957

CLASS W

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............           0.00%
      Dividends Received Deduction for corporations.........           0.00%

PAYABLE DATE                                                       PER SHARE
Dec. 18, 2006...............................................        $0.01734
Jan. 23, 2007...............................................         0.01952
Feb. 23, 2007...............................................         0.01663
March 26, 2007..............................................         0.01543
April 25, 2007..............................................         0.01637
May 25, 2007................................................         0.01649
June 25, 2007...............................................         0.01654
July 25, 2007...............................................         0.01835
Aug. 24, 2007...............................................         0.01835
Total distributions(c)......................................        $0.15502

(a)  $0.005 per share represents a tax return of capital.
(b)  $0.004 per share represents a tax return of capital.
(c)  $0.003 per share represents a tax return of capital.

--------------------------------------------------------------------------------

 74 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 104 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 53
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 73
-----------------------------------------------------------------------------------------------------
Pamela G. Carlton        Board member       President, Springboard -- Partners
901 S. Marquette Ave.    since 2007         in Cross Cultural Leadership
Minneapolis, MN 55402                       (consulting company)
Age 52
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  75

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 55                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001,        and Chief Investment Officer,
Financial Center         Vice President     Ameriprise Financial, Inc. and
Minneapolis, MN 55474    since 2002         President, Chairman of the Board
Age 47                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

 76 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice President -- Asset Management,
172 Ameriprise           2006               RiverSource Investments, LLC since 2006;
Financial Center                            Managing Director and Global Head of Product,
Minneapolis, MN 55474                       Morgan Stanley Investment Management,
Age 41                                      2004-2006; President, Touchstone Investments,
                                            2002-2004; Director of Strategic Planning,
                                            Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice President -- Equity and Fixed
172 Ameriprise           since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                            RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                       President -- Investments, Ameriprise
Age 43                                      Certificate Company since 2003; Senior Vice
                                            President -- Fixed Income, Ameriprise
                                            Financial, Inc., 2002-2006 and RiverSource
                                            Investments, LLC, 2004-2006; Managing
                                            Director, Zurich Global Assets, 2001-2002
------------------------------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice President -- Asset Management and Trust
5228 Ameriprise          since 2006         Company Services, RiverSource Investments, LLC
Financial Center                            since 2006; Vice President -- Operations and
Minneapolis, MN 55474                       Compliance, RiverSource Investments, LLC,
Age 42                                      2004-2006; Director of Product
                                            Development -- Mutual Funds, Ameriprise
                                            Financial, Inc., 2001-2004
------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice President -- Investment Accounting,
105 Ameriprise           2002               Ameriprise Financial, Inc. since 2002; Vice
Financial Center                            President -- Finance, American Express
Minneapolis, MN 55474                       Company, 2000-2002
Age 52
------------------------------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and Chief Counsel -- Asset
5228 Ameriprise          General Counsel    Management, Ameriprise Financial, Inc. since
Financial Center         and Secretary      2005; Vice President, General Counsel and
Minneapolis, MN 55474    since 2006         Secretary, Ameriprise Certificate Company
Age 48                                      since 2005; Vice President -- Asset Management
                                            Compliance, Ameriprise Financial, Inc.,
                                            2004-2005; Senior Vice President and Chief
                                            Compliance Officer, U.S. Bancorp Asset
                                            Management, 2002-2004; Second Vice President
                                            and Assistant General Counsel, Hartford Life,
                                            2001-2002
------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise           Officer since      Officer, RiverSource Investments, LLC since
Financial Center         2006               2006; Director -- Mutual Funds, Voyageur Asset
Minneapolis, MN 55474                       Management, 2003-2006; Director of Finance,
Age 46                                      Voyageur Asset Management, 2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  77

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director and Anti-Money Laundering
2934 Ameriprise          Prevention         Officer, Ameriprise Financial, Inc. since
Financial Center         Officer since      2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474    2004               Ameriprise Financial, Inc., 2003-2004;
Age 43                                      Compliance Director and Bank Secrecy Act
                                            Officer, American Express Centurion Bank,
                                            2000-2003
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 78 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board") and the Board's Investment Review and Contracts Committees monitor these services throughout the year.

On an annual basis, the Board, including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource prepares detailed reports for the Board and its Contracts Committee in March and April, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource addressing the services RiverSource provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the IMS Agreement. At the April 11-12, 2007 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource, including, in particular, the growing strength and capabilities of many RiverSource offices and the increased investment and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource, the Board considered the quality of the administrative, custody and transfer agency services provided by RiverSource affiliates to the Fund. The Board also reviewed the financial condition of RiverSource and the entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  79

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board determined that RiverSource was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2005. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource's profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource and its affiliates in connection with RiverSource providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make

--------------------------------------------------------------------------------

 80 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2007, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

                     RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT  81

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 12, 2007, Ernst & Young LLP was selected as the Fund's independent registered public accounting firm for the 2007 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of Ernst & Young LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended Aug. 31, 2006 and the year ended Aug. 31, 2005 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through April 12, 2007 there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such fiscal periods.

--------------------------------------------------------------------------------

 82 RIVERSOURCE DIVERSIFIED BOND FUND -- 2007 ANNUAL REPORT

     RIVERSOURCE(R) DIVERSIFIED BOND FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

     RIVERSOURCE.COM/FUNDS

                                        This report must be accompanied or preceded by
                                        the Fund's current prospectus. RiverSource(R)
                                        mutual funds are distributed by RiverSource
                                        Distributors, Inc., Member FINRA, and managed
                                        by RiverSource Investments, LLC. These
                                        companies are part of Ameriprise Financial,
       (RIVERSOURCE INVESTMENTS LOGO)   Inc. (C)2007 RiverSource Distributors, Inc.                      S-6495 AA (10/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Diversified Income Series, Inc. were as follows:

                                 2007 - $24,650

(b) Audit - Related Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's semiannual financial statement review for RiverSource Diversified Income Series, Inc. were as follows:

                                   2007 - $350

(c) Tax Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for tax compliance related services for RiverSource Diversified Income Series, Inc. were as follows:

                                  2007 - $3,300

(d) All Other Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Diversified Income Series, Inc. were as follows:

                                    2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Aug. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2007 - $511,730

(h) 100% of the services performed in item (g) above during 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial

         Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            RiverSource Diversified Income Series,
                                        Inc.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date November 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date November 2, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date November 2, 2007